ADVANCE CAPITAL I
                                                                   LOGO






                                                        AN INVESTMENT COMPANY
                                                             WITH THREE FUNDS


Annual Report
December 31, 2007

Table of Contents
1   A Letter to Our Shareholders

4   Discussion of Fund Performance

10  Financial Highlights

14  Equity Growth Fund

18  Balanced Fund

26  Retirement Income Fund

32  Statements of Assets and Liabilities

33  Statements of Operations

34  Statements of Changes in Net Assets

36  Notes to Financial Statements

42  Report of Independent Registered Public Accounting Firm

43  Additional Information

ADVANCE CAPITAL'S PLEDGE:
We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times.
We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors
Advance Capital I, Inc. Management and Staff

DEAR SHAREHOLDERS,

YEAR IN REVIEW
What would a year in the capital markets be without controversy, volatility and greed? While these words often describe the dark underbelly of our thriving capital markets, this past year witnessed the wrath that unfolds when they collide. Unlike five years ago when the blame was with the technology sector and corrupt corporate executives, this time the housing sector did us in. Yes housing, good old fashioned bricks and mortar. Past generations wished for moderate interest rates and enough savings for the down payment on their new home. This notion is quite passe for the current generation. They have grown accustomed to low interest rates, no down payment and quick access to cash without the hassle of proving employment or assets. Instead of slapping them back to reality, the Federal Reserve and Wall Street fueled this fantasy.
From 2001 to 2003, the Federal Reserve lowered short-term interest rates to
1.0 percent in response to a weak economy, low inflation and the fall out from the attacks of September 11th. With the Fed Funds at multi-decade lows, consumer based interest rates soon followed and mortgage rates hit a 40-year low. In such a low interest rate environment, financial institutions were desperate for higher yields. Wall Street obliged by concocting new ways of packaging and selling riskier mortgages. There it was, easy financing for consumers and a conduit for financial institutions and money managers to earn a higher yield in securities which appeared relatively safe. After all it was backed by a home, what could go wrong? The linchpin in this crazy equation was home price appreciation. As long as prices headed higher, everything would be fine. After all, a national decline in home prices is very rare and occurs only once every thirty years or so. In the beginning, the process worked fine. More people had the ability to achieve the dream of home ownership and prices rose modestly across the country, more so in hot areas like Florida and California. Then, something changed. Greed entered the picture. The mixture of low interest rates, easy access to capital and rising home prices brought tremendous demand for larger homes, vacation homes and investment property. Throwing caution to the wind, investors plunged in and the real estate bubble was under way. As with every bubble, the eventual fall out will be wide spread and the depth of the sell off potentially astounding. Today, the bursting of the real estate bubble has had a profound impact on the economy. The housing market is in shambles with new home starts reaching multi-decade lows. The foreclosure rate is skyrocketing and the number of vacant homes for sale is almost unprecedented. Lastly, home prices across the nation are falling. Over the past year, prices have declined about 5.0 percent with additional declines expected over the next few years. Keep in mind that this hasn't happened for several decades and is quite rare by historical standards. At the same time, financial institutions are reeling as these riskier mortgages crumble. The large banks have already written off about $130 billion in bad mortgage loans with more expected over the coming year. Many home builders and mortgage companies are on the brink of bankruptcy as well. The combined impact of this mess has put considerable stress on the economy. Although economic growth hummed along during the year and posted positive numbers, growth was erratic and suspect. The Federal Reserve remained very concerned about the depths of the fallout from housing and lowered short-term interest rates three times during the year in a precautionary step. The latest moves occurred in early January 2008 amidst tremendous volatility in the capital markets.

CAPITAL MARKET PERFORMANCE
The performance of the capital markets is a tale of two halves. In the first half of 2007, investors were more focused on corporate earnings and inflation than the growing problems in the real estate and mortgage markets. By June, the major market indices had posted strong returns with the S&P 500 Index up about 6.96 percent, the Nasdaq Composite positive by 8.17 percent and the S&P Mid Cap 400 Index was up 11.98 percent. At the same time, inflationary fears drove U.S. Treasury yields a bit higher. Junk bonds, which carry a lower rating and higher yield than investment grade debt, posted solid returns during the first half of the year as investors continued to seek risk. Through June, high yield bonds returned about 3.3 percent. By the second half of the year, fears of growing instability in the capital markets from the mess in real estate and sub prime mortgages had changed the investment landscape. Market volatility shot up and investors ran for cover. Riskier asset classes like small cap stocks and high yield bonds were hit the hardest. Investors favored much more stable investment classes such as U.S. Treasury bonds and cash. Although volatility and uncertainty flooded the markets, returns were still mostly positive for 2007. For the year, the S&P 500 Index returned 5.49 percent, the Nasdaq Composite was up 10.65 percent and the S&P 400 Mid-Cap Index returned 7.98 percent. In the fixed income markets, U.S. Treasury securities were the top performers returning 6.0 to 9.0 percent, depending on maturity. Corporate bonds returned less, posting about a 4.5 percent return and high yield or "junk bonds" produced only modest returns at 1.8 percent. In such an erratic and volatile environment, the results for the Advance Capital
I Funds were generally at or below their respective benchmarks, depending on the fund. The Equity Growth Fund returned 13.38 percent as compared to the Lipper Mid Cap Growth Index which returned 21.41 percent and the S&P 400 Mid-Cap Index which returned 7.98 percent. The Balanced Fund, with its 70-30 mix of stocks and bonds returned 6.67 percent, compared to the Lipper Balanced Index which returned 6.53 percent. The Retirement Income Fund increased a modest 3.43 percent, compared to the Lipper BBB Index which returned 5.27 percent and the Lehman Aggregate Index which returned 6.96 percent. The absence of U.S. Treasury securities and inclusion of high yield bonds proved detrimental to returns in the Retirement Income Fund relative to the benchmarks in 2007.

YEAR AHEAD
While the year ahead is expected to remain a challenge, there are positive elements in the economy to help buoy these pressures. First, while the depressed housing market is experiencing high foreclosure rates and declining home prices, at some point it will reach a bottom and begin to recover. In the finance sector, banks and brokers have already written off billions in bad loans, laid off thousands of workers and tightened lending standards. Although very difficult, these companies are working diligently to put the problems behind them and return to profitability. On the economic front, it appears the economy will, at best, produce meager growth and, at worst, slip into a recession during the year. Since recessions usually last only a few quarters, growth should pick up by the second half of 2008 once the current problems are worked through. On the consumer front, the combined impact of falling home prices, higher unemployment and commodity price inflation will continue to pressure household spending. With the Federal Reserve aggressively lowering short-term interest rates and the Federal Government approving a stimulus package, the pressures on consumers should be contained and abate during the year. From an historical perspective the unemployment rate remains relatively low along with consumer based interest rates. This should put some additional cushion under consumers going forward as they wrestle with these and other issues.

As the negative issues work through the economy, the capital markets will respond accordingly. If the global credit crunch gets worse, pushing the economy into a recession, then equities will continue to sell off and investors will favor high quality assets such as cash and U.S. Treasury securities. If the Federal Reserve's quick action to ratchet down short-term interest rates has a positive influence on employment, consumer spending and corporate earnings, then stocks should rebound to produce adequate returns for the year. In the fixed income markets, most investment grade and riskier high yield debt have been severely punished already, which should limit additional pain throughout the year. In fact, fixed income securities could post solid returns for 2008 if spreads compress from their recent wide levels. Of course only time will tell the ultimate outcome, but the foundation of our economy and capital markets are strong and resilient. We have been through worse and have eventually bounced back each time. We would remind investors to remain diversified and maintain a level head when contemplating any changes to their investment portfolio. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives.

/S/ Robert J. Cappelli
Robert J. Cappelli
President
Advance Capital I, Inc.

/S/ Christopher M. Kostiz
Christopher M. Kostiz
President
Advance Capital Management, Inc.

EQUITY GROWTH FUND
------------------
Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and mediumsized companies.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2007]

Summary Investment Portfolio December 31, 2007

Technology                       17.0%
Financial                         9.4%
Consumer Cyclical                12.2%
Communications                   11.1%
Consumer Non-Cyclical            23.4%
Energy                           10.2%
Cash & Others                     0.1%
Utilities                         1.1%
Basic Materials                   1.8%
Industrial                       13.7%


Top Equity Holdings*

Nymex Holdings, Inc              0.91%
Northern Trust Corp              0.90%
Foster Wheeler Ltd               0.90%
Smith International, Inc         0.88%
McDermott International Corp     0.86%
Fluor Corp                       0.85%
Cameron International Ltd        0.85%
Weatherford International Ltd    0.85%
Allergan, Inc                    0.85%
Precision Castparts              0.83%

* Percentages based on Total Net Assets


               MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
               -------------------------------------------

2007 RESULTS
The economic and market environment of the past year was highlighted by an increase in volatility and a dramatic turn in market psychology as a result of the mess in the sub-prime mortgage market. Mid cap stocks generally performed better than the small and large sector of the market. For the twelve months ended December 31, 2007, the Equity Growth Fund returned 13.38 percent for the retail class. In comparison, the Lipper Mid Cap Growth Index returned 21.41 percent and the S&P 400 Mid Cap Index returned 7.98 percent. While the Equity Growth Fund's diversified holdings and concentration on high quality growth stocks produced solid returns for the year, funds which were more concentrated produced better returns.

WHAT HELPED THE FUND
The Fund's allocation to high quality stocks with a solid management team and a consistent history of earnings growth proved beneficial to shareholders amidst heightened market volatility. The best performing sectors during the year were more defensive and commodity focused. Energy Equipment & Services, Health Care Equipment, Oil & Gas and Software contributed the most to returns during 2007. Express Scripts, the full-service pharmacy management company, benefited from higher demand and outsourcing trends. The stock jumped 104 percent in 2007. Precision Castparts which manufactures complex metal components surged 77 percent from strong worldwide demand for their products. Smith International and Cameron International both supply equipment to the oil and gas industry. Rising worldwide oil prices helped these companies post strong earnings which led to stock returns of about 80 percent for the year. Other companies contributing to returns for the year were Foster Wheeler, Baidu.com, Fluor and Intuitive Surgical.

WHAT HURT THE FUND
On the other end of the spectrum, an eclectic mix of industries served to detract from performance during the year. The Fund's exposure to Insurance, Household Durables, Automobiles, Commercial Services and Media proved the worst drag on returns during the year for the stock portion of the fund. Moody's, the credit rating agency, witnessed a 50 percent fall in stock price as rating activity slowed amidst the credit crunch. The large mono-line insurers Ambac and MBIA suffered steep declines in their stock prices as investors worried that some of the mortgage related products insured by these companies will likely default. Harley Davidson, which was hurt by a slowing domestic economy, saw profit fall for the first time since 1993. The homebuilder Lennar Corporation had very difficult year as demand for new homes fell significantly and the inventory of unsold homes rose substantially. The stock in the company was off about 65 percent during the year which negatively impacted fund returns. A few other names rounded out the worst performers including, Coach, MoneyGram International and Sepracor. Each of these stocks produced negative returns and were a drag on fund performance.

OUTLOOK
While many positives remain in the economy, the continued drag from a slump in housing along with elevated energy prices and signs of higher inflation on the horizon, will likely pressure growth in 2008. Already, economic growth is forecast to fall to around 1.0 to 2.0 percent for 2008 from its historical average of about 3.0 percent. The pull-back in the risk taking environment and the move to a more diligent, conservative nature among investors is likely to continue into 2008. After several years in which low quality and high risk stocks outperformed the more consistent growth stocks, the tide finally turned in mid 2007 and is likely to continue into 2008. We expect the stock markets to remain volatile into 2008 with the high quality stocks performing the best. Investors will likely emphasis large stocks with some international exposure as the U.S. economy continues to work through these economic issues. In this environment, we expect that investors will be rewarded by the Equity Growth Fund's diversified style and consistent investment approach in 2008.


                                PERFORMANCE SUMMARY
                                -------------------
$10,000 investment made December 31, 1997. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


[EDGAR REFERENCE - EQUITY GROWTH, S&P 400 MID-CAP INDEX, LIPPER MID-CAP GROWTH INDEX AND CONSUMER PRICE INDEX. LINE CHART 1998 - 2007]


                          S&P     Lipper   Consumer
Date            Equity    400     Mid-Cap  Price Index
-------------------------------------------------------
01/01/98        10,000   10,000   10,000   10,000
06/30/98        11,125   10,863   11,076   10,050
12/31/98        11,622   11,909   11,279   10,141
06/30/99        13,273   12,728   13,104   10,253
12/31/99        17,444   13,660   19,594   10,418
06/30/00        20,374   14,886   20,436   10,628
12/31/00        16,861   16,052   16,433   10,777
06/30/01        17,019   16,208   14,385   10,973
12/31/01        15,800   15,957   12,969   10,940
06/30/02        13,915   15,445   10,715   11,083
12/31/02        12,303   13,642    9,278   11,216
06/30/03        14,326   15,335   10,741   11,306
12/31/03        16,807   18,499   12,564   11,408
06/30/04        18,005   19,625   13,227   11,650
12/31/04        19,238   21,549   14,326   11,778
06/30/05        19,152   22,378   14,194   11,944
12/31/05        21,151   24,256   15,699   12,171
06/30/06        21,526   25,285   16,389   12,466
12/31/06        23,137   26,760   17,429   12,478
06/30/07        25,778   29,965   19,992   12,793
12/31/07        26,235   28,895   21,160   13,012



Average Annual Returns for Periods Ended December 31, 2007


                                       Past 1     Past 5     Past 10   Value of
                                       Year       Years      Years     $10,000
--------------------------------------------------------------------------------
S&P 400 Mid-Cap Index                   7.98%     16.18%      11.18%    $28,895
Equity Growth Fund (Retail Class)      13.38%     16.34%      10.13%    $26,235
Lipper Mid-Cap Growth Index            21.41%     17.92%       7.78%    $21,160
Consumer Price Index (CPI)              4.28%      3.01%       2.67%    $13,012

BALANCED FUND
-------------
Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

[EDGAR REFERECE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2007]

Large Stocks                                  46.8%
Investment Grade                              21.8%
Mortgage-Backed                                6.5%
Mid-Cap Stocks                                23.8%
Cash & Other                                   1.1%


Summary Investment Portfolio December 31, 2007

Top Equity Holdings*
General Electric Co.                          1.39%
Wells Fargo & Co.                             0.91%
Altria Group, Inc.                            0.91%
Procter & Gamble Co.                          0.91%
Pfizer, Inc.                                  0.89%

Top Fixed Income Holdings*
Time Warner, Inc. 9.15% 2023                  0.61%
Comcast Holdings Corp. 10.63% 2012            0.59%
International Business Machines 7.50% 2013    0.56%
Munich Re America Corp. 7.45% 2026            0.55%
Weatherford International, Inc. 6.35% 2017    0.51%

* Percentages based on Total Net Assets


             MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
             -------------------------------------------

2007 RESULTS
The general themes of the past few years of excessive risk taking and abundant liquidity made a dramatic turn this past year. In the first half of the year, robust economic growth was highlighted by corporate takeovers, moderate inflation and risk seeking investors. By summer, investors realized that their risk-seeking nature of the past five years had helped to create a "bubble" in residential real estate and substantial risk in sub-prime mortgages. As this unfolded, fixed income investors shifted their focus from higher risk securities to the safety of U.S. Treasury securities. For the year, the Balanced Fund retail class returned 6.67 percent while the Lipper Balanced Fund Index returned 6.53 percent. In addition, the S&P 500 Index returned 5.49 percent while the Lehman Aggregate Bond Index was up 6.96 percent in 2007.

WHAT HELPED THE FUND
While several different industry categories contributed to returns for the year, the top industries had similar characteristics. The demand for commodities around the world helped to propel Oil & Gas, Energy Services and Metals & Mining as the top contributors to returns on the stock portion of the fund. Schlumberger, an oil service company, proved the top contributing stock during the year. The company provides a wide range of services, including technology and project management to the petroleum industry. The firm benefited from the continued high worldwide demand for energy related products and higher oil prices. Smith International, which supplies products and services to the oil and gas exploration and production industry, was the next highest contributor to returns during the year. High demand for drilling products in an elevated oil price environment helped propel the stock. In the Metals & Mining sector, Rio Tinto, which has various mining operations around the world, produced very strong returns for the fund. This stock returned almost 100 percent in 2007. Global pharmaceutical company Merck, along with telecommunication company Nokia and Precision Castparts, a metal components firm, were the next highest contributors to returns in 2007.

WHAT HURT THE FUND
On the other end of the spectrum, finance, banking and insurance were the worst performing sectors and a drag on the fund's performance. The problems in the mortgage market and, in particular, the sub prime market ravaged these industries during the second half of the year. The hardest hit and biggest negative to returns was Citigroup. The large financial services company wrote off billions in bad loans amidst the problems in the mortgage market. The stock price fell about 45 percent in 2007. Fannie Mae and Freddie Mac, the largest mortgage servicing companies, were also hit hard as delinquency and foreclosure rates soared nationally. The stocks fell 30 percent and 48 percent, respectively and negatively contributed to the fund's return. The large insurance company, American International Group along with mono-line insurers MBIA and Ambac, which were hit hard as a result of the mortgage crisis, realized a significantly fall off in the price of their stock. Homebuilder Lennar and Merrill Lynch were other stocks which negatively impacted the fund during the year. On the fixed income side, the absence of U.S. Treasury bonds in the fund hurt returns as these were the best performers during the year.

OUTLOOK
The economic outlook remains cloudy as the problems in the credit markets appear far from over. The housing market continues to slip further and the large banks and brokerage firms have written off billions in bad loans with potentially more in the future. While the Federal Reserve has been concerned with inflation, the prospect of a steep decline in economic growth has forced their hand. The Fed has lowered shortterm interest rates in an effort to avert a recession with several more rate cuts anticipated in 2008. This scenario has already led to severe volatility in the capital markets with additional volatility expected throughout the year. While stock returns have turned negative in the early part of this year, valuations are reasonable and corporate balance sheets are solid. On the fixed income side, the combination of market volatility and investor uncertainty will likely keep returns muted. The Balanced Fund's mix of large stocks, mid stocks and high quality bonds should help it weather the current storm in the capital markets.


                               PERFORMANCE SUMMARY
                               -------------------
$10,000 investment made December 31, 1997. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND, COMPOSITE INDEX, LIPPER BALANCED INDEX AND CONSUMER PRICE INDEX. LINE CHART 1998 - 2007]

                           Composite   Lipper     Consumer
Date            Balanced   Index       Balanced   Price Index
--------------------------------------------------------------
01/01/98        10,000     10,000      10,000     10,000
06/30/98        10,883     11,217      10,951     10,050
12/31/98        11,315     12,118      11,504     10,141
06/30/99        11,869     12,940      12,212     10,253
12/31/99        12,262     13,599      12,535     10,418
06/30/00        12,745     13,781      12,754     10,628
12/31/00        13,504     13,450      12,836     10,777
06/30/01        13,322     13,128      12,621     10,973
12/31/01        13,291     13,000      12,420     10,940
06/30/02        12,828     12,172      11,669     11,083
12/31/02        12,398     11,766      11,092     11,216
06/30/03        13,695     12,798      12,076     11,306
12/31/03        14,872     13,959      13,303     11,408
06/30/04        15,201     14,257      13,603     11,650
12/31/04        16,215     15,124      14,499     11,778
06/30/05        16,313     15,201      14,571     11,944
12/31/05        16,991     15,721      15,252     12,171
06/30/06        17,233     15,933      15,595     12,454
12/31/06        18,673     17,471      17,021     12,478
06/30/07        19,923     18,271      17,995     12,793
12/31/07        19,916     18,552      18,133     13,012



Average Annual Returns for Periods Ended December 31, 2007


                                     Past 1    Past 5    Past 10     Value of
                                     Year      Years     Years       $10,000
-------------------------------------------------------------------------------
Balanced Fund (Retail Class)          6.67%      9.94%     7.13%      $19,916
Composite Index*                      6.19%      9.53%     6.37%      $18,552
Lipper Balanced Index                 6.53%     10.33%     6.13%      $18,133
Consumer Price Index (CPI)            4.28%      3.01%     2.67%      $13,012

*Composite Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

RETIREMENT INCOME FUND
----------------------
Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

[EDGAR REFERECE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2007]

Summary Investment Portfolio December 31, 2007

Investment Grade                              48.9%
High Yield                                    20.4%
Govt. Agency                                   0.5%
Cash & Other                                   2.9%
Mortgage-Backed                               27.3%

Top Fixed Income Holdings*
Carolina Power & Light Co 8.63% 2021          0.93%
Time Warner, Inc 9.15% 2023                   0.89%
Statoil-Hydro ASA 7.50% 2016                  0.84%
Merrill Lynch Mortgage Investors 6.25% 2036   0.79%
Residential Asset Securitization 6.50% 2037   0.78%
Weatherford International, Inc 6.35% 2017     0.75%
Wyeth 5.50% 2016                              0.74%
Westvaco Corp 7.65%                           0.74%
Roadway Corp 8.25% 2008                       0.74%
CVS Caremark Corp 5.75% 2017                  0.73%

* Percentages based on Total Net Assets



                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                 -------------------------------------------

2007 RESULTS
After several years of below average volatility in the fixed income markets, volatility increased during the year. As the year began, investors favored higher yielding and higher risk fixed income securities. Once the market realized the extent of the subprime mortgage mess, the market took a dramatic and startling turn. Through the summer, investors shed higher risk fixed income securities and bought U.S Treasury securities. The yield on short maturing Treasury securities fell about 150 basis points from June to December. The yield on longer dated Treasury bonds also decreased about 70 basis points in the latter six month period. The added strain of higher commodity prices such as oil, copper and wheat put additional strain on the fixed income markets.
For the year, U.S. Treasury securities posted the highest returns while investment grade corporate and high yield bonds produced the lowest returns, although still positive. For the year the Retirement Income Fund returned
3.43 percent for retail class, compared to the Lipper BBB Index which returned
5.27 percent. The Lehman Aggregate Bond Index, which represents investment grade, mortgage-backed and U.S. Treasury securities, returned 6.96 percent for the year.

WHAT HELPED THE FUND
As the year began, the fund remained underweight its historical average in high yield securities and a bit overweight to high rated mortgage-backed bonds. The strategy was to remain defensive against the potential of higher spreads and a likely "event" which could potentially negatively impact the credit markets. We believed that the yield curve would revert to a more normalized level throughout the year from the flat to inverted level at the beginning of the year. Through the first part of the year, the credit markets continued to perform well and credit spreads remained historically tight. We continued to remain defensive and a bit long duration relative to the category benchmark.
By summer, a swift and dramatic change had occurred due to problems in the sub prime mortgage market. The riskiest bonds such as adjustable rate sub prime mortgages and high yield corporate bonds were hit the hardest. Our decision to reduce the fund's exposure to high yield bonds and increase credit quality during the past year, helped insulate the fund as the markets seized up during the second half of the year. During the turbulence we took the opportunity to look for good long-term buys. We purchased high yield names like Wynn Resorts, Swift Energy and Avis Budget. The prices of these bonds rebounded during the latter part of the year. The overall allocation to high quality mortgage-backed bonds along with highly rated corporate bonds helped the Fund's return for the year.

WHAT HURT THE FUND
The decision to remain a bit over weight to the bank and finance sectors proved detrimental to returns as these sectors pulled back substantially during the credit crunch. Although the fund remained underweight to the high yield sector, this allocation was still a drag to return as high yield bonds produced below average returns for the year. Perhaps the most glaring negative to return relative to the benchmarks was the absence of U.S. Treasury securities in the fund. Historically, the fund holds a very small allocation to Treasury securities.
As problems erupted in corporate bonds, investors rushed into U.S. Treasury securities, producing stellar returns for this sector. On a security level, the fund held three home building bonds; WCI Communities, Tech Olympic and Standard Pacific. These companies suffered as the economy slowed and the real estate bubble burst. Although we sold these bonds at mid year, the fund still realized a loss on each of the bonds. Other securities which hurt returns were some of the highest rated bonds in the portfolio. The bonds of Ambac and MBIA Corp were hit hard as a result of the fallout from the sub prime mess. In general corporate credit was hit hard during the second half of the year.

OUTLOOK
Looking ahead to 2008, both the economy and the capital markets are expected to remain volatile. The combination of the bursting of the housing bubble, sub prime mortgage fallout, lower corporate earnings and rising unemployment is likely to force the economy into a recession. While the Federal Reserve is poised to lower short term interest rates in response to the weakening economy, it may be too late to prevent the ensuing economic slowdown. In this environment, fixed income investors have already flocked to the safety of U.S. Treasury securities and away from riskier fixed income securities like high yield corporate bonds. In the Retirement Income Fund, we continue to favor higher rated securities and remain underweight our historical average to high yield bonds. The Fund performs best when the credit markets are improving and corporate earnings are strong. We expect our defensive posture to hold up adequately in 2008 and likely produce only coupon type returns for the year.


                               PERFORMANCE SUMMARY
                               -------------------
$10,000 investment made December 31, 1997. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - RETIREMENT INCOME FUND, LEHMAN AGGREGATE INDEX, LIPPER BBB INDEX AND CONSUMER PRICE INDEX. LINE CHART 1998 - 2007]

DATA POINTS


                Retirement   Lipper      Lehman      Consumer
Date            Income       BBB Index   Aggregate   Price Index
------------------------------------------------------------------
01/01/98        10,000       10,000      10,000      10,000
06/30/98        10,418       10,382      10,394      10,050
12/31/98        10,620       10,598      10,870      10,141
06/30/99        10,430       10,454      10,721      10,253
12/31/99        10,373       10,479      10,781      10,418
06/30/00        10,416       10,729      11,211      10,628
12/31/00        11,056       11,301      12,034      10,777
06/30/01        11,555       11,739      12,468      10,973
12/31/01        11,936       12,146      13,050      10,940
06/30/02        12,373       12,334      13,543      11,083
12/31/02        12,987       13,019      14,386      12,216
06/30/03        14,035       13,993      14,950      11,306
12/31/03        14,253       14,288      14,976      11,408
06/30/04        14,209       14,247      14,999      11,650
12/31/04        15,219       15,045      15,626      11,778
06/30/05        15,586       15,339      16,019      11,944
12/31/05        15,568       15,383      16,006      12,171
06/30/06        15,426       15,296      15,889      12,466
12/31/06        16,186       16,195      16,699      12,478
06/30/07        16,378       16,413      16,861      12,793
12/31/07        16,741       17,049      17,860      13,012


Average Annual Returns for Periods Ended December 31, 2007


                                       Past 1   Past 5     Past 10    Value of
                                       Year     Years      Years      $10,000
-------------------------------------------------------------------------------
Lehman Aggregate Index                  6.96%    4.42%       5.97%    $17,860
Lipper BBB Index                        5.27%    5.54%       5.48%    $17,049
Retirement Income Fund (Retail Class)   3.43%    5.21%       5.30%    $16,741
Consumer Price Index (CPI)              4.28%    3.01%       2.67%    $13,012


                ADVANCE CAPITAL I - EQUITY GROWTH FUND (Retail Shares)
                               FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                       Years ended December 31
-------------------------------------------------------------------------------------------------------------------------
                                                                 2007        2006        2005        2004        2003

Net asset value, beginning of year                             $24.87      $25.42      $24.61      $24.41      $17.87

Loss from investment operations*

     Net investment loss                                        (0.03)      (0.03)      (0.10)      (0.14)      (0.13)

     Net realized and unrealized gain on investments             3.38        2.43        2.56        3.67        6.67
                                                              --------    --------    --------    --------    --------

Total from investment operations                                 3.35        2.40        2.46        3.53        6.54

Less distributions

     Net realized gain on investments                           (3.78)      (2.76)      (1.65)      (3.33)       0.00

     Return of capital                                           0.00       (0.19)       0.00        0.00        0.00
                                                              --------    --------    --------    --------    --------

Total distributions                                             (3.78)      (2.95)      (1.65)      (3.33)       0.00
                                                              --------    --------    --------    --------    --------

Net asset value, end of year                                   $24.44      $24.87      $25.42      $24.61      $24.41
                                                              ========    ========    ========    ========    ========

Total Return                                                    13.38%       9.39%       9.94%      14.45%      36.60%


Ratios and Supplemental Data

     Net assets, end of year (in thousands)                  $223,307    $210,179    $196,254    $174,704    $145,482

     Ratio of expenses to average net assets                     1.01%       1.01%       1.00%       1.00%       1.01%

     Ratio of net investment loss to average net assets         (0.10%)     (0.10%)     (0.39%)     (0.54%)     (0.63%)

     Portfolio turnover rate                                    32.93%      37.81%      29.60%      43.60%      11.35%


**Per share amounts presented are based on average shares outstanding.




See Notes to Financial Statements

                      ADVANCE CAPITAL I - BALANCED FUND (Retail Shares)
                                    FINANCIAL HIGHLIGHTS




SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                       Years ended December 31
-------------------------------------------------------------------------------------------------------------------------
                                                                 2007        2006        2005        2004        2003

Net asset value, beginning of year                             $18.38      $17.92      $17.96      $18.45      $15.77

Income from investment operations*

     Net investment income                                       0.38        0.39        0.37        0.44        0.42

     Net realized and unrealized gain on investments             0.84        1.37        0.47        1.20        2.68
                                                              --------    --------    --------    --------    --------
Total from investment operations                                 1.22        1.76        0.84        1.64        3.10

Less distributions

     Net investment income                                      (0.38)      (0.29)      (0.37)      (0.44)      (0.42)

     Net realized gain on investments                           (1.44)      (0.90)      (0.51)      (1.69)       0.00

     Return of capital                                           0.00       (0.11)       0.00        0.00        0.00
                                                              --------    --------    --------    --------    --------
Total distributions                                             (1.82)      (1.30)      (0.88)      (2.13)      (0.42)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year                                   $17.78      $18.38      $17.92      $17.96      $18.45
                                                              ========    ========    ========    ========    ========

Total Return                                                     6.67%       9.91%       4.79%       9.05%      19.96%

Ratios and Supplemental Data

     Net assets, end of year (in thousands)                  $402,643    $397,635    $377,837    $345,349    $297,707

     Ratio of expenses to average net assets                     0.97%       0.93%       0.93%       0.94%       0.97%

     Ratio of net investment income to average net assets        1.97%       2.14%       2.08%       2.35%       2.47%

     Portfolio turnover rate                                    36.10%      35.11%      30.22%      39.49%      14.38%


**Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

                   ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Retail Shares)
                                    FINANCIAL HIGHLIGHTS




SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                       Years ended December 31
-------------------------------------------------------------------------------------------------------------------------
                                                                 2007        2006        2005        2004        2003

Net asset value, beginning of year                              $9.68       $9.85      $10.16      $10.06       $9.73

Income from investment operations*

     Net investment income                                       0.54        0.54        0.53        0.56        0.59

Net realized and unrealized gain (loss)on investments           (0.22)      (0.16)      (0.30)       0.10        0.34
                                                              --------    --------    --------    --------    --------

Total from investment operations                                 0.32        0.38        0.23        0.66        0.93

Less distributions

     Net investment income                                      (0.54)      (0.54)      (0.54)      (0.56)      (0.60)

     Return of capital                                           0.00       (0.01)       0.00        0.00        0.00
                                                              --------    --------    --------    --------    --------

Total distributions                                             (0.54)      (0.55)      (0.54)      (0.56)      (0.60)
                                                              --------    --------    --------    --------    --------

Net asset value, end of year                                    $9.46       $9.68       $9.85      $10.16      $10.06
                                                              ========    ========    ========    ========    ========

Total Return                                                     3.43%       3.97%       2.28%       6.78%       9.75%


Ratios and Supplemental Data

     Net assets, end of year (in thousands)                  $407,339    $402,076    $408,458    $401,610    $201,915

     Ratio of expenses to average net assets                     0.78%       0.76%       0.74%       0.76%       0.80%

     Ratio of net investment income to average net assets        5.62%       5.57%       5.34%       5.58%       5.99%

     Portfolio turnover rate                                    50.93%      61.72%      55.83%      36.99%      38.02%



**Per share amounts presented are based on average shares outstanding.


See Notes to Financial Statements


                        ADVANCE CAPITAL I (Institutional Shares)
                                FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                                 Period ended December 31, 2007^
-------------------------------------------------------------------------------------------------------------------------------
                                                                   EQUITY        BALANCED       RETIREMENT
                                                                 GROWTH FUND       FUND           INCOME
                                                                -------------   ----------     ------------
Net asset value, beginning of period                                $27.28        $19.43           $9.71

Income from investment operations*

     Net investment income                                            0.02          0.29            0.36

     Net realized and unrealized gain (loss)on investments            0.95         (0.21)          (0.24)
                                                                -------------   ----------     ------------
Total from investment operations                                      0.97          0.08            0.12

Less distributions

     Net investment income                                            0.00         (0.29)          (0.37)

     Net realized gain on investments                                (3.78)        (1.44)           0.00
                                                                -------------   ----------     ------------
Total distributions                                                  (3.78)        (1.73)          (0.37)
                                                                -------------   ----------     ------------
Net asset value, end of year                                        $24.47        $17.78           $9.46
                                                                =============   ==========     ============
Total Return++                                                        3.47%          .41%           1.30%



Ratios and Supplemental Data

     Net assets, end of year (in thousands)                           $119          $176          $3,510

     Ratio of expenses to average net assets#                         0.76%         0.74%           0.56%

     Ratio of net investment income to average net assets#            0.12%         2.22%           5.83%

     Portfolio turnover rate                                         32.93%        36.10%          50.93%



^For the period May 4, 2007, commencement of operations, to December 31, 2007. *Per share amounts presented are based on average shares outstanding. #Annualized
+Not Annualized


See Notes to Financial Statements

                           ADVANCE CAPITAL I - EQUITY GROWTH FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
BASIC MATERIALS - 1.8%                                          CONSUMER, CYCLICAL - 12.2% (CONTINUED)
Agnico-Eagle Mines Ltd                 11,000     $  600,930       Family Dollar Stores, Inc.         20,700        $  398,061
Carpenter Technology Corp.             23,400      1,758,978       Fastenal Co.^                      16,400           662,888
Ecolab, Inc.^                          21,800      1,116,378       Harley-Davidson, Inc.^             26,400         1,233,144
Sigma-Aldrich Corp.^                    9,300        507,780       HNI Corp.^                          6,000           210,360
                                                                   International Game Tech            35,500         1,559,515
COMMUNICATIONS - 11.1%                                             KB Home^                            7,000           151,200
American Tower Corp.*^                 39,100      1,665,660       Lennar Corp.^                      13,300           237,937
Baidu.com - ADR*^                       1,400        545,720       Marriott International, Inc.       34,300         1,172,374
Cablevision Systems Corp.*^            16,500        404,250       Mattel, Inc.                       29,400           559,776
Central European Media*                 4,300        498,714       Melco PBL - ADR*                   39,800           460,088
Clear Channel Outdoor*^                42,000      1,161,720       Men's Wearhouse, Inc.               8,338           224,946
Crown Castle International*            43,400      1,805,440       O'Reilly Automotive, Inc.*         12,600           408,618
CTC Media, Inc.*^                      27,300        824,460       Panera Bread Co.*^                  7,700           275,814
Digital River, Inc.*                   11,600        383,612       PetSmart, Inc.^                    19,500           458,835
Expedia, Inc.*^                        31,600        999,192       Pulte Homes, Inc.                   8,400            88,536
F5 Networks, Inc.*                     20,800        593,216       Ross Stores, Inc.                  24,000           613,680
Focus Media Holding - ADR*^            14,200        806,702       Royal Caribbean Cruises, Ltd^      10,300           437,132
Foundry Networks, Inc.*^               25,300        443,256       Skywest, Inc.                      18,800           504,780
JDS Uniphase Corp.*                    33,000        438,900       Southwest Airlines Co.^            40,500           494,100
Juniper Networks, Inc.*^               38,900      1,291,480       Staples, Inc.                      31,200           719,784
Lamar Advertising Co.*^                19,900        956,593       Starwood Hotels & Resorts          20,300           893,809
Leap Wireless International*           19,500        909,480       Thor Industries, Inc.^              9,500           361,095
McAfee, Inc.*                          20,300        761,250       Tiffany & Co.^                     25,400         1,169,162
McGraw-Hill Cos., Inc.                 31,400      1,375,634       Tim Hortons, Inc.^                 17,600           649,968
Meredith Corp.^                         8,100        445,338       TJX Cos., Inc.^                    47,300         1,358,929
MetroPCS Communications*^              24,400        474,580       Toll Brothers, Inc.*^              13,700           274,822
NeuStar, Inc.*                         14,000        401,520       Tractor Supply Co.*^                7,400           265,956
NII Holdings, Inc.*                    15,900        768,288       Urban Outfitters, Inc.*^           17,300           471,598
Omnicom Group, Inc.^                   35,200      1,673,056       WABCO Holdings, Inc.               16,400           821,476
SBA Communications Corp.*^             41,800      1,414,512       Williams-Sonoma, Inc.^             19,700           510,230
Shaw Communications, Inc.              24,800        587,264       Winnebago Industries^              12,600           264,852
Sina Corp.*^                           11,000        487,410       WMS Industries, Inc.*              15,900           582,576
Symantec Corp.*^                       29,700        479,358       WW Grainger, Inc.^                 10,000           875,200
VeriSign, Inc.*                        30,200      1,135,822       Wynn Resorts Ltd^                   7,900           885,827
WPP Group PLC - ADR                    15,385        989,102       Yum! Brands, Inc.                  45,600         1,745,112

CONSUMER, CYCLICAL - 12.2%                                      CONSUMER, NON-CYCLICAL - 23.4%
Advance Auto Parts, Inc.^              10,900        414,091       Alkermes, Inc.*^                   15,100           235,409
AnnTaylor Stores Corp.*                11,800        301,608       Allergan, Inc.                     29,408         1,889,170
Bed Bath & Beyond, Inc.*^              29,300        861,127       American Medical Systems*^         20,700           299,322
Boyd Gaming Corp.                       9,500        323,665       Amylin Pharmaceuticals*^            9,700           358,900
Centex Corp.^                           6,500        164,190       Apollo Group, Inc.*                15,729         1,103,389
Choice Hotels International            20,200        670,640       Arthrocare Corp.*^                  9,500           456,475
Cintas Corp.                           15,700        527,834       Avery Dennison Corp.                7,800           414,492
Coach, Inc.*                           43,900      1,342,462       Avon Products, Inc.^               36,300         1,434,939
Dick's Sporting Goods, Inc.*           16,000        444,160       Becton Dickinson & Co.              5,400           451,332
DreamWorks Animation*                   9,800        250,292


                           ADVANCE CAPITAL I - EQUITY GROWTH FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 23.4% (continued)                      CONSUMER, NON-CYCLICAL - 23.4% (CONTINUED)
Brown-Forman Corp.                     12,200      $ 904,142       Ritchie Bros Auctioneers           16,000       $ 1,323,200
Celgene Corp.*                         11,800        545,278       Robert Half International, Inc.    29,600           800,384
Cephalon, Inc.*^                       14,700      1,054,872       Sepracor, Inc.*^                    9,400           246,750
Charles River Laboratories*^           16,400      1,079,120       St Jude Medical, Inc.*             40,200         1,633,728
Clorox, Co.^                           12,000        782,040       Techne Corp.*                      13,700           904,885
Corporate Executive Board              10,100        607,010       Theravance, Inc.*                  14,400           280,800
Coventry Health Care, Inc.*            17,150      1,016,138       Varian Medical Systems*^           14,200           740,672
CR Bard, Inc.                          11,000      1,042,800       Vertex Pharmaceuticals, Inc.*^     13,970           324,523
DaVita, Inc.*                          10,500        591,675       VistaPrint Ltd*^                   12,300           527,055
Dentsply International, Inc.           12,700        571,754       Warner Chilcott Ltd*               26,200           464,526
DeVry, Inc.^                           16,700        867,732       Western Union Co.                  34,400           835,232
Edwards Lifesciences Corp.*             8,000        367,920       WM Wrigley Jr Co.^                 18,500         1,083,175
Elan Corp PLC - ADR*                   28,400        624,232       Zimmer Holdings, Inc.*             12,800           846,720
Equifax, Inc.                          14,200        516,312
Express Scripts, Inc.*^                24,000      1,752,000    ENERGY - 10.2%
Gen-Probe, Inc.*                       11,700        736,281       Arch Coal, Inc.                    19,300           867,149
Genzyme Corp.*                         14,000      1,042,160       Bill Barrett Corp.*^               10,600           443,822
H&R Block, Inc.                        14,400        267,408       BJ Services Co.                    17,800           431,828
Health Net, Inc.*                      19,100        922,530       Cabot Oil & Gas Corp.              11,500           464,255
Healthways, Inc.*^                     12,400        724,656       Cameron International Corp.*^      39,600         1,905,948
Henry Schein, Inc.*^                   12,000        736,800       Compton Petroleum Corp.*           47,700           438,840
Hershey Co.^                           18,300        721,020       Consol Energy, Inc.^               21,300         1,523,376
Hologic, Inc.*^                        10,400        713,856       Core Laboratories*                 13,100         1,633,832
Humana, Inc.*                          14,500      1,091,995       Diamond Offshore Drilling^          8,600         1,221,200
Illumina, Inc.*^                       13,400        794,084       FMC Technologies, Inc.*^           29,600         1,678,320
Integra LifeSciences*^                 10,000        419,300       Foundation Coal Holdings^          26,200         1,375,500
Intuitive Surgical, Inc.*               4,000      1,292,000       Mariner Energy, Inc.*^             18,000           411,840
Invitrogen Corp.*^                     10,100        943,441       Murphy Oil Corp.^                  19,000         1,611,960
Iron Mountain, Inc.*                   24,600        910,692       Nabors Industries Ltd*^            14,000           383,460
ITT Educational Serv., Inc.*^           7,700        656,579       SandRidge Energy, Inc.*^           15,700           563,002
Laboratory Corp of America*^           12,200        921,466       Smith International, Inc.^         26,700         1,971,795
Lincare Holdings, Inc.*^               17,700        622,332       Tetra Technologies, Inc.*^         15,000           233,550
Manpower, Inc.                          9,500        540,550       Ultra Petroleum Corp.*^            19,700         1,408,550
Martek Biosciences Corp.*^             11,600        343,128       Weatherford International Ltd*     27,670         1,898,162
Masimo Corp.*                          12,000        473,400       XTO Energy, Inc.                    9,125           468,660
McCormick & Co., Inc.                  23,500        890,885
McKesson Corp.                          9,900        648,549    FINANCIAL - 9.4%
Medarex, Inc.*^                        26,600        277,172       Affiliated Managers Group*^         7,300           857,458
Millipore Corp.*                        8,200        600,076       AMBAC Financial Group, Inc.^        8,950           230,642
Monster Worldwide, Inc.*^              25,000        810,000       AON Corp.^                         10,900           519,821
Moody's Corp.^                         34,000      1,213,800       Arch Capital Group Ltd*             9,500           668,325
Patterson Cos., Inc.*^                  9,200        312,340       Assurant, Inc.                      8,600           575,340
Qiagen NV*^                            25,300        532,565       Axis Capital Holdings Ltd          12,000           467,640
Quanta Services, Inc.*^                55,400      1,453,696       Bear Stearns Cos., Inc.^            5,900           520,675
Quest Diagnostics, Inc.                13,422        710,024       BlackRock, Inc.^                    4,700         1,018,960
Resmed, Inc.*^                         17,000        893,010       Brown & Brown, Inc.^               12,800           300,800



See Notes to Financial Statements

                          ADVANCE CAPITAL I - EQUITY GROWTH FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
FINANCIAL - 9.4% (continued)                                    INDUSTRIAL - 13.7% (continued)
Cigna Corp.                            30,400    $ 1,633,392       McDermott International, Inc.*     32,500       $ 1,918,475
City National Corp.^                    4,500        267,975       National Instruments Corp.         15,250           508,283
East West Bancorp, Inc.^               11,300        273,799       Pall Corp.                         11,400           459,648
Eaton Vance Corp.^                     18,900        858,249       Precision Castparts Corp.          13,400         1,858,580
Federated Investors, Inc.              18,700        769,692       Republic Services, Inc.            43,650         1,368,428
First Horizon National Corp.^          12,100        219,615       Rockwell Collins, Inc.^            24,500         1,763,265
Interactive Brokers Group*             15,400        497,728       Roper Industries, Inc.^            13,200           825,528
IntercontinentalExchange*^              8,500      1,636,250       Stericycle, Inc.*^                 17,400         1,033,560
Janus Capital Group, Inc.^             18,100        594,585       Terex Corp.*                        6,800           445,876
Lazard Ltd^                            26,800      1,090,224       UTi Worldwide, Inc.                24,400           478,240
Legg Mason, Inc.                        6,400        468,160       Waters Corp.*                      17,100         1,352,097
Markel Corp.*                             800        392,880       Zebra Technologies Corp.*          11,000           381,700
MBIA, Inc.^                             9,500        176,985
Northern Trust Corp.                   26,400      2,021,712    TECHNOLOGY - 17.0%
Nymex Holdings, Inc.^                  15,300      2,044,233       Activision, Inc.*                  44,554         1,323,254
optionsXpress Holdings, Inc.^          11,200        378,784       Altera Corp.^                      66,900         1,292,508
Philadelphia Consolidated*             16,200        637,470       American Reprographics Co.*^       36,200           596,576
RenaissanceRe Holdings                  7,500        451,800       Analog Devices, Inc.^              42,000         1,331,400
SVB Financial Group*^                   8,300        418,320       Autodesk, Inc.*                    34,200         1,701,792
Synovus Financial Corp.                12,800        308,224       Broadcom Corp.*                    46,200         1,207,668
UCBH Holdings, Inc.^                   19,000        269,040       Cadence Design Systems*^           20,700           352,107
Willis Group Holdings Ltd               9,500        360,715       Citrix Systems, Inc.*              18,600           706,986
                                                                   Cognizant Technology*^             38,712         1,313,885
INDUSTRIAL - 13.7%                                                 DST Systems, Inc.*^                 5,400           445,770
Alliant Techsystems, Inc.*^             7,500        853,200       Dun & Bradstreet Corp.              6,900           611,547
Ametek, Inc.                           18,400        861,856       Electronic Arts, Inc.*^            27,600         1,612,116
Applera Corp.                          13,100        444,352       Factset Research Systems^          14,200           790,940
CH Robinson Worldwide, Inc.            24,100      1,304,292       Fairchild Semiconductor*           21,700           313,131
Cogent, Inc.*^                         35,800        399,170       Fidelity National                   7,300           303,607
Cymer, Inc.*^                           6,500        253,045       Fiserv, Inc.*^                     11,000           610,390
Dolby Laboratories, Inc.*              14,600        725,912       Global Payments, Inc.              10,200           474,504
Donaldson Co., Inc.                    25,300      1,173,414       Integrated Device Tech.*           25,700           290,667
Empresa Brasileira - ADR*^             14,900        679,291       Intersil Corp.                     16,300           399,024
Expeditors International^              26,800      1,197,424       Intuit, Inc.*                      34,700         1,096,867
Flir Systems, Inc.*^                   18,400        575,920       Jack Henry & Associates^           15,800           384,572
Fluor Corp.^                           13,100      1,908,932       Kla-Tencor Corp.                    7,700           370,832
Foster Wheeler Ltd*                    12,900      1,999,758       Lam Research Corp.*^                8,400           363,132
General Cable Corp.*^                   8,400        615,552       Linear Technology Corp.^           41,600         1,324,128
Gentex Corp.^                          15,000        266,550       Logitech International*            16,500           604,560
Graco, Inc.                            14,700        547,722       Marvell Technology Group*^         46,300           647,274
IDEX Corp.                             21,225        766,859       Maxim Integrated Products          43,100         1,141,288
II-VI, Inc.*                           11,200        342,160       MEMC Electronic Materials*         18,500         1,637,065
ITT Corp.                               9,700        640,588       Microchip Technology, Inc.^        43,557         1,368,561
Jabil Circuit, Inc.^                   44,100        673,407       National Semiconductor^            43,100           975,784
Joy Global, Inc.                       16,800      1,105,776       Network Appliance, Inc.*^          59,400         1,482,624
Landstar System, Inc.                  23,800      1,003,170       ON Semiconductor Corp.*^           38,800           344,544




See Notes to Financial Statements

                          ADVANCE CAPITAL I - EQUITY GROWTH FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



                                                                 COMMON STOCK, CASH COLLATERAL AND    SHARES/
          COMMON STOCK                 SHARES        VALUE         REPURCHASE AGREEMENT               PRINCIPAL     VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
TECHNOLOGY - 17.0% (continued)                                  UTILITIES - 1.1%
Paychex, Inc.^                         41,487    $ 1,502,659       AES Corp.*                         50,300         1,075,917
Perot Systems Corp.*^                  31,000        418,500       Reliant Energy, Inc.*              54,600         1,432,704
QLogic Corp.*^                         40,300        572,260                                                       -------------
Red Hat, Inc.*^                        82,100      1,710,964    TOTAL COMMON STOCK - 99.9%
Salesforce.com, Inc.*^                 14,800        927,812       (Cost $176,432,622)                             223,194,890
Satyam Computer Svcs. - ADR^           36,000        961,920
Seagate Technology^                    44,600      1,137,300    INVESTMENT OF CASH COLLATERAL - 42.4%
SEI Investments Co.                    15,900        511,503      CSFB Separately Managed Account 94,819,418        94,819,418
Silicon Laboratories, Inc.*            16,200        606,366
Synopsys, Inc.*                        13,000        337,090    SHORT-TERM INVESTMENTS - 0.2%
Teradyne, Inc.*^                       25,900        267,806      Fifth Third Instl
THQ, Inc.*^                            17,150        483,459       Money Market Fund               $ 478,664           478,664
Xilinx, Inc.^                          56,800      1,242,216                                                       -------------
                                                                TOTAL INVESTMENTS IN SECURITIES - 142.5%
                                                                   (Cost $271,730,704)                             318,492,972

                                                                OTHER ASSETS LESS LIABILITIES - (42.5%)            (95,066,533)
                                                                                                                   -------------
                                                                TOTAL NET ASSETS - 100.0%                        $ 223,426,439
                                                                                                                   =============


**Securities are non-income producing
^^A portion of these securities are on loan. At December 31, 2007, the total value of the Fund's securities on loan is $91,780,008 and the total value of the collateral held by the Fund is $94,819,418.

See Notes to Financial Statements

                          ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
BASIC MATERIALS - 2.3%                                          COMMUNICATIONS - 5.7% (continued)
Agnico-Eagle Mines Ltd                 15,600      $ 852,228       Symantec Corp.*^                   42,800         $ 690,792
Alcoa, Inc.^                           33,500      1,224,425       Time Warner, Inc.                  71,400         1,178,814
BHP Billiton Ltd - ADR^                17,200      1,204,688       VeriSign, Inc.*                    10,100           379,861
Carpenter Technology Corp.             19,200      1,443,264       Viacom, Inc.*                      18,097           794,820
Ecolab, Inc.                           10,100        517,221       Walt Disney Co.^                   32,400         1,045,872
International Flavors & Frag.          11,400        548,682       WPP Group PLC - ADR^               16,889         1,085,794
International Paper Co.                14,700        475,986
Rio Tinto PLC - ADR                     3,300      1,385,670
Rohm & Haas Co.^                       10,000        530,700    CONSUMER, CYCLICAL - 6.5%
Sherwin-Williams Co.                    9,300        539,772       Advance Auto Parts, Inc.            4,800           182,352
Sigma-Aldrich Corp.^                    4,000        218,400       AnnTaylor Stores Corp.*             5,400           138,024
Valspar Corp.^                         22,200        500,388       Bed Bath & Beyond, Inc.*           11,300           332,107
                                                                   Boyd Gaming Corp.                   4,000           136,280
COMMUNICATIONS - 5.7%                                              Carnival Corp.^                    15,000           667,350
America Movil - ADR                     9,900        607,761       Centex Corp.^                      21,100           532,986
American Tower Corp.*^                 16,300        694,380       Choice Hotels International         9,000           298,800
Baidu.com - ADR*                          600        233,880       Cintas Corp.                       19,400           652,228
Cablevision Systems Corp.*^             6,900        169,050       Coach, Inc.*                       19,400           593,252
CBS Corp.^                             14,897        405,943       Dick's Sporting Goods, Inc.*^       5,800           161,008
Central European Media*^                1,900        220,362       DreamWorks Animation*               4,100           104,714
Cisco Systems, Inc.*                   34,500        933,915       Family Dollar Stores, Inc.^        36,100           694,203
Clear Channel Outdoor*                 18,900        522,774       Fastenal Co.^                       8,300           335,486
Crown Castle International*            17,900        744,640       Harley-Davidson, Inc.^             26,000         1,214,460
CTC Media, Inc.*                       12,000        362,400       HNI Corp.^                          3,300           115,698
Digital River, Inc.*                    6,000        198,420       Home Depot, Inc.                   57,000         1,535,580
eBay, Inc.*                            28,000        929,320       International Game Tech.^          29,700         1,304,721
Expedia, Inc.*^                        15,700        496,434       KB Home^                            4,200            90,720
F5 Networks, Inc.*                     10,100        288,052       Lennar Corp.^                      27,400           490,186
Focus Media Holding - ADR*^             6,800        386,308       Marriott International, Inc.       44,300         1,514,174
Foundry Networks, Inc.*                11,000        192,720       Mattel, Inc.                       44,000           837,760
JDS Uniphase Corp.*                    14,900        198,170       McDonald's Corp.                    9,000           530,190
Juniper Networks, Inc.*                16,200        537,840       Melco PBL - ADR*                   17,500           202,300
Lamar Advertising Co.*^                 9,500        456,665       Men's Wearhouse, Inc.               4,375           118,038
Leap Wireless International*            8,800        410,432       O'Reilly Automotive, Inc.*          5,800           188,094
McAfee, Inc.*                           7,800        292,500       Paccar, Inc.^                      16,100           877,128
McGraw-Hill Cos., Inc.                 78,400      3,434,704       Panera Bread Co.*^                  3,500           125,370
Meredith Corp.^                        11,400        626,772       PetSmart, Inc.                      8,500           200,005
MetroPCS Communications*^              12,200        237,290       Pulte Homes, Inc.                   8,000            84,320
NeuStar, Inc.*                          5,900        169,212       Ross Stores, Inc.                  11,800           301,726
News Corp.                             28,900        614,125       Royal Caribbean Cruises Ltd^        4,400           186,736
NII Holdings, Inc.*                     6,900        333,408       Skywest, Inc.                       7,900           212,115
Nokia OYJ - ADR                        14,100        541,299       Southwest Airlines Co.^            67,100           818,620
Omnicom Group, Inc.                    34,700      1,649,291       Staples, Inc.                      13,400           309,138
SBA Communications Corp.*^             15,500        524,520       Starwood Hotels & Resorts          19,300           849,779
Shaw Communications, Inc.               8,700        206,016       Thor Industries, Inc.^              3,900           148,239
Sina Corp.*^                            4,600        203,826       Tiffany & Co.                      10,500           483,315
                                                                   Tim Hortons, Inc.^                  9,800           361,914


See Notes to Financial Statements

                          ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
CONSUMER, CYCLICAL - 6.5% (continued)                           CONSUMER, NON-CYCLICAL - 17.3% (continued)
TJX Cos., Inc.^                        42,800    $ 1,229,644       Eli Lilly & Co.                    30,800       $ 1,644,412
Toll Brothers, Inc.*^                   7,100        142,426       Equifax, Inc.                       5,500           199,980
Tractor Supply Co.*^                    4,100        147,354       Express Scripts, Inc.*^            10,500           766,500
Urban Outfitters, Inc.*^                7,700        209,902       General Mills, Inc.                12,300           701,100
WABCO Holdings, Inc.                    6,300        315,567       Gen-Probe, Inc.*                    5,300           333,529
Walgreen Co.^                          15,000        571,200       Genzyme Corp.*                      6,000           446,640
Wal-Mart Stores, Inc.                  50,000      2,376,500       GlaxoSmithKline PLC - ADR          18,900           952,371
Williams-Sonoma, Inc.^                 11,800        305,620       H&R Block, Inc.                     6,400           118,848
Winnebago Industries^                  21,400        449,828       Health Net, Inc.*                   8,600           415,380
WMS Industries, Inc.*^                  5,100        186,864       Healthways, Inc.*^                  5,400           315,576
WW Grainger, Inc.^                     14,500      1,269,040       Henry Schein, Inc.*^                4,800           294,720
Wynn Resorts Ltd^                       3,400        381,242       Hershey Co.^                       18,100           713,140
Yum! Brands, Inc.                      20,600        788,362       Hologic, Inc.*^                     3,700           253,968
CONSUMER, NON-CYCLICAL - 17.3%                                     Humana, Inc.*                       6,200           466,922
Abbott Laboratories                    13,275        745,391       Illumina, Inc.*^                    5,100           302,226
Alkermes, Inc.*^                        6,400         99,776       Integra LifeSciences*^              3,800           159,334
Allergan, Inc.                         12,740        818,418       Intuitive Surgical, Inc.*           1,800           581,400
Altria Group, Inc.                     48,300      3,650,514       Invitrogen Corp.*^                  5,500           513,755
American Medical Systems*^              9,100        131,586       Iron Mountain, Inc.*^               9,712           359,538
Amgen, Inc.*                            8,000        371,520       ITT Educational Serv., Inc.*        3,500           298,445
Amylin Pharmaceuticals*^                4,200        155,400       Johnson & Johnson                  52,300         3,488,410
Anheuser-Busch Cos., Inc.              19,000        994,460       Kellogg Co.^                       11,000           576,730
Apollo Group, Inc.*^                    6,645        466,147       Kimberly-Clark Corp.               13,700           949,958
Arthrocare Corp.*^                      6,000        288,300       Kraft Foods, Inc.                  32,594         1,063,542
AstraZeneca PLC - ADR                  11,200        479,584       Laboratory Corp of America*^        5,700           430,521
Avery Dennison Corp.^                  11,000        584,540       Lincare Holdings, Inc.*^            8,900           312,924
Avon Products, Inc.^                   35,700      1,411,221       Manpower, Inc.                      5,300           301,570
Becton Dickinson & Co.                  2,500        208,950       Martek Biosciences Corp.*^          4,900           144,942
Brown-Forman Corp.                     19,400      1,437,734       Masimo Corp.*                       5,100           201,195
Cardinal Health, Inc.                  10,000        577,500       McCormick & Co., Inc.              28,000         1,061,480
Celgene Corp.*                          5,100        235,671       McKesson Corp.                      4,300           281,693
Cephalon, Inc.*^                        6,500        466,440       Medarex, Inc.*^                    10,300           107,326
Charles River Laboratories*^            7,800        513,240       Medtronic, Inc.                    24,000         1,206,480
Clorox, Co.                            18,300      1,192,611       Merck & Co., Inc.                  48,700         2,829,957
Coca-Cola Co.                          17,400      1,067,838       Millipore Corp.*                    3,300           241,494
Colgate-Palmolive Co.                  11,600        904,336       Monster Worldwide, Inc.*^          11,100           359,640
Corporate Executive Board               5,100        306,510       Moody's Corp.^                     60,000         2,142,000
Coventry Health Care, Inc.*^            7,750        459,188       Novartis AG - ADR                  14,400           782,064
CR Bard, Inc.                           4,800        455,040       Patterson Cos., Inc.*^              3,900           132,405
DaVita, Inc.*                           3,450        194,408       PepsiCo., Inc.                     15,700         1,191,630
Dentsply International, Inc.            5,400        243,108       Pfizer, Inc.                      156,886         3,566,019
DeVry, Inc.^                            6,100        316,956       Procter & Gamble Co.               49,700         3,648,974
Diageo PLC - ADR^                      11,800      1,012,794       Qiagen NV*^                         9,400           197,870
Edwards Lifesciences Corp.*             3,600        165,564       Quanta Services, Inc.*^            24,500           642,880
Elan Corp PLC - ADR*                   15,700        345,086       Quest Diagnostics, Inc.            16,388           866,925
                                                                   Resmed, Inc.*^                      6,800           357,204



See Notes to Financial Statements

                          ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 17.3% (continued)                      ENERGY - 8.4% (continued)
Ritchie Bros Auctioneers                6,800      $ 562,360       Tetra Technologies, Inc.*           6,600         $ 102,762
Robert Half International, Inc.        11,200        302,848       Total SA - ADR^                    29,100         2,403,660
Schering-Plough Corp.                  38,800      1,033,632       Ultra Petroleum Corp.*^            25,000         1,787,500
Sepracor, Inc.*^                        5,500        144,375       Weatherford International Ltd*^    24,200         1,660,120
St Jude Medical, Inc.*                 16,100        654,304       Williams Cos., Inc.                43,800         1,567,164
SYSCO Corp.                            33,700      1,051,777       XTO Energy, Inc.^                  19,957         1,024,992
Techne Corp.*                           5,100        336,855    FINANCIAL - 11.7%
Theravance, Inc.*                       6,100        118,950       Affiliated Managers Group*^         3,000           352,380
UnitedHealth Group, Inc.               12,740        741,468       Aflac, Inc.                        20,700         1,296,441
UST, Inc.^                             12,500        685,000       AMBAC Financial Group^             23,800           613,326
Varian Medical Systems*                 4,900        255,584       American Express Co.               23,000         1,196,460
Vertex Pharmaceuticals, Inc.*           5,950        138,219       American International Group       57,380         3,345,254
VistaPrint Ltd*^                        5,600        239,960       AON Corp.^                          4,500           214,605
Warner Chilcott Ltd*                   11,400        202,122       Arch Capital Group Ltd*             4,100           288,435
WellPoint, Inc.*                       19,000      1,666,870       Assurant, Inc.                      3,700           247,530
Western Union Co.                      43,652      1,059,871       Axis Capital Holdings Ltd           3,700           144,189
WM Wrigley Jr Co.^                     18,050      1,056,828       Bank of America Corp.              65,226         2,691,225
Wyeth                                  25,300      1,118,007       Bank of New York                   20,471           998,166
Zimmer Holdings, Inc.*                 17,000      1,124,550       Bear Stearns Cos., Inc.^            9,800           864,850
ENERGY - 8.4%                                                      BlackRock, Inc.^                    2,000           433,600
Apache Corp.                            7,300        785,042       Brown & Brown, Inc.^                7,200           169,200
Arch Coal, Inc.                         8,300        372,919       Cigna Corp.                        23,700         1,273,401
Baker Hughes, Inc.                     23,800      1,930,180       Citigroup, Inc.                    87,744         2,583,183
Bill Barrett Corp.*^                    3,800        159,106       City National Corp.^               12,300           732,465
BJ Services Co.                        25,900        628,334       East West Bancorp, Inc.             5,500           133,265
BP PLC - ADR^                           7,292        533,556       Eaton Vance Corp.                   8,600           390,526
Cabot Oil & Gas Corp.                   5,000        201,850       Federal National Mortgage          28,900         1,155,422
Chevron Corp.                          20,742      1,935,851       Federated Investors, Inc.          26,500         1,090,740
Cameron International Corp.*           17,400        837,462       Fifth Third Bancorp                12,900           324,177
Chesapeake Energy Corp.^               15,100        591,920       First Horizon National Corp.^      31,900           578,985
Compton Petroleum Corp.*               20,500        188,600       Freddie Mac                        17,700           603,039
Consol Energy, Inc.^                   20,000      1,430,400       Goldman Sachs Group, Inc.^         12,800         2,752,640
Core Laboratories*                      5,800        723,376       Hartford Financial Services         8,500           741,115
Devon Energy Corp.                      8,200        729,062       Interactive Brokers Group*          6,900           223,008
Diamond Offshore Drilling^              3,700        525,400       IntercontinentalExchange*^          4,200           808,500
Exxon Mobil Corp.                      26,302      2,464,234       Janus Capital Group, Inc.           8,800           289,080
FMC Technologies, Inc.*^               13,600        771,120       Lazard Ltd^                        10,100           410,868
Foundation Coal Holdings^              29,100      1,527,750       Legg Mason, Inc.                    2,450           179,218
Mariner Energy, Inc.*                   7,200        164,736       Lehman Brothers Holdings^          21,266         1,391,647
Murphy Oil Corp.^                      26,000      2,205,840       Markel Corp.*                         400           196,440
Nabors Industries Ltd*                  8,400        230,076       MBIA, Inc.^                        22,650           421,970
Royal Dutch Shell PLC - ADR             8,300        698,860       Merrill Lynch & Co., Inc.          20,200         1,084,336
SandRidge Energy, Inc.*^                6,700        240,262       Morgan Stanley^                    32,800         1,742,008
Schlumberger Ltd                       35,660      3,507,874       Northern Trust Corp.               20,900         1,600,522
Smith International, Inc.^             26,100      1,927,485       Nymex Holdings, Inc.^               6,500           868,465


See Notes to Financial Statements

                          ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



          COMMON STOCK                 SHARES        VALUE          COMMON STOCK                      SHARES        VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
FINANCIAL - 11.7% (continued)                                   INDUSTRIAL - 8.2% (continued)
optionsXpress Holdings, Inc.^           6,700      $ 226,594       Joy Global, Inc.                   17,900       $ 1,178,178
Philadelphia Consolidated*              6,900        271,515       Kennametal, Inc.                   13,400           507,324
Principal Financial Group               8,300        571,372       Landstar System, Inc.              11,900           501,585
Progressive Corp.^                     26,200        501,992       Lockheed Martin Corp.              10,300         1,084,178
RenaissanceRe Holdings                 12,300        740,952       McDermott International, Inc.*     15,000           885,450
St Joe Co.*^                           20,500        727,955       National Instruments Corp.          6,650           221,645
State Street Corp.^                    21,000      1,705,200       Pall Corp.                          4,900           197,568
SVB Financial Group*^                   4,200        211,680       Precision Castparts Corp.           5,700           790,590
Synovus Financial Corp.                31,300        753,704       Republic Services, Inc.            46,400         1,454,640
Travelers Cos., Inc.                   13,800        742,440       Rockwell Collins, Inc.             10,200           734,094
UBS AG                                 13,800        634,800       Roper Industries, Inc.              5,900           368,986
UCBH Holdings, Inc.^                    8,000        113,280       Sealed Air Corp.^                  17,000           393,380
US Bancorp.^                           30,928        981,655       Stericycle, Inc.*^                  7,100           421,740
Wells Fargo & Co.                     121,860      3,678,953       Terex Corp.*                        3,000           196,710
Willis Group Holdings Ltd              22,800        865,716       United Technologies Corp.          13,800         1,056,252
INDUSTRIAL - 8.2%                                                  UTi Worldwide, Inc.                 7,400           145,040
3M Co.                                 17,100      1,441,872       Waters Corp.*                       6,300           498,141
Agilent Technologies, Inc.*            16,500        606,210       Zebra Technologies Corp.*           3,100           107,570
Alliant Techsystems, Inc.*^             7,900        898,704    TECHNOLOGY - 8.0%
Ametek, Inc.                            7,100        332,564       Activision, Inc.*                  17,621           523,344
Applera Corp.                           7,700        261,184       Altera Corp.^                      24,900           481,068
Boeing Co.                             13,440      1,175,462       American Reprographics*^           12,400           204,352
Caterpillar, Inc.                      13,300        965,048       Analog Devices, Inc.               43,900         1,391,630
CH Robinson Worldwide, Inc.^           10,400        562,848       Autodesk, Inc.*                    14,200           706,592
Cogent, Inc.*^                         13,600        151,640       Automatic Data Processing          46,500         2,070,645
Cymer, Inc.*^                           2,900        112,897       Broadcom Corp.*                    21,500           562,010
Dolby Laboratories, Inc.*               6,200        308,264       Broadridge Fin. Solutions           8,875           199,066
Donaldson Co., Inc.                     9,700        449,886       Cadence Design Systems*^            8,800           149,688
Emerson Electric Co.                   13,000        736,580       Citrix Systems, Inc.*               7,600           288,876
Empresa Brasileira - ADR*^              6,600        300,894       Cognizant Technology*              17,536           595,172
Expeditors International               10,900        487,012       Dell, Inc.*                        46,800         1,147,068
Flir Systems, Inc.*^                    5,800        181,540       DST Systems, Inc.*^                 2,500           206,375
Fluor Corp.^                            9,000      1,311,480       Dun & Bradstreet Corp.              2,500           221,575
Foster Wheeler Ltd*                     5,600        868,112       Electronic Arts, Inc.*^            12,200           712,602
General Cable Corp.*^                   3,800        278,464       Factset Research Systems^           7,300           406,610
General Dynamics Corp.                 13,800      1,228,062       Fairchild Semiconductor*            9,100           131,313
General Electric Co.                  151,300      5,608,691       Fidelity National                   3,400           141,406
Gentex Corp.^                           7,200        127,944       Fiserv, Inc.*                       3,750           208,088
Graco, Inc.                             6,300        234,738       Global Payments, Inc.               4,400           204,688
Honeywell International, Inc.          15,800        972,806       Integrated Device Tech.*           14,800           167,388
IDEX Corp.                              7,425        268,265       Intel Corp.                        74,800         1,994,168
II-VI, Inc.*                            6,000        183,300       Intersil Corp.                      5,900           144,432
Illinois Tool Works, Inc.^             20,600      1,102,924       Intuit, Inc.*                      14,400           455,184
ITT Corp.                               4,300        283,972       Jack Henry & Associates^            7,600           184,984
Jabil Circuit, Inc.                    41,000        626,070       Kla-Tencor Corp.^                   3,200           154,112


See Notes to Financial Statements

                          ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                     DECEMBER 31, 2007



                                                                 COMMON STOCK, CASH COLLATERAL AND    SHARES/
          COMMON STOCK                 SHARES        VALUE         REPURCHASE AGREEMENT               PRINCIPAL     VALUE
-------------------------------------------------------------   ----------------------------------------------------------------
TECHNOLOGY - 8.0% (continued)                                   TECHNOLOGY - 8.0% (continued)
Lam Research Corp.*^                    3,400      $ 146,982        Teradyne, Inc.*                   11,200         $ 115,808
Linear Technology Corp.^               17,800        566,574        Texas Instruments, Inc.           32,500         1,085,500
Logitech International*                 5,500        201,520        THQ, Inc.*^                        8,150           229,749
Marvell Technology Group*^             21,200        296,376        Xilinx, Inc.^                     63,200         1,382,184
Maxim Integrated Products^             70,400      1,864,192    UTILITIES - 2.5%
MEMC Electronic Materials*              7,700        681,373        AES Corp.*^                       21,800           466,302
Microchip Technology, Inc.^            43,712      1,373,431        Allegheny Energy, Inc.            10,000           636,100
Microsoft Corp.                        84,400      3,004,640        Constellation Energy Group^       11,300         1,158,589
National Semiconductor^                40,800        923,712        Duke Energy Corp.                 38,500           776,545
Network Appliance, Inc.*^              28,300        706,368        Entergy Corp.                      8,200           980,064
ON Semiconductor Corp.*^               13,700        121,656        Exelon Corp.^                     12,350         1,008,254
Oracle Corp.*                          44,900      1,013,842        FPL Group, Inc.                   14,000           948,920
Paychex, Inc.^                         46,193      1,673,110        Integrys Energy Group, Inc.       10,000           516,900
Perot Systems Corp.*^                  11,600        156,600        Pinnacle West Capital Corp.^      14,100           597,981
QLogic Corp.*                          15,100        214,420        Progress Energy, Inc.^            15,400           745,822
Red Hat, Inc.*^                        35,400        737,736        Reliant Energy, Inc.*             25,400           666,496
Salesforce.com, Inc.*^                  5,700        357,333        SCANA Corp.^                      10,400           438,360
Satyam Computer Svcs. - ADR            15,200        406,144        Southern Co.^                     14,000           542,500
Seagate Technology                     18,200        464,100        TECO Energy, Inc.^                33,500           576,535
SEI Investments Co.                     7,500        241,275                                                     -------------
Silicon Laboratories, Inc.*             6,600        247,038     TOTAL COMMON STOCK - 70.6%
Synopsys, Inc.*                         6,100        158,173        (Cost $237,001,614)                          $ 284,367,621
                                                                                                                 -------------






**Securities are non-income producing
^^A portion of these securities are on loan. At December 31, 2007, the total value of the Fund's securities on loan is $74,139,994 and the total value of the collateral held by the Fund is $76,427,738.
ADR - American Depository Receipt


See Notes to Financial Statements


                             ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 0.6%
BHP Billiton Finance USA Ltd                               7.250     03/01/2016       $  500,000     $  545,917
Rohm & Haas Co.                                            9.800     04/15/2020          312,500        393,997
Westvaco Corp.                                             7.650     03/15/2027        1,500,000      1,521,465

COMMUNICATIONS - 4.0%
CBS Corp.                                                  8.625     08/01/2012        1,000,000      1,126,972
New Cingular Wireless Services                             8.750     03/01/2031        1,000,000      1,295,983
Comcast Holdings Corp.                                    10.625     07/15/2012        2,000,000      2,370,940
COX Communications, Inc.                                   6.850     01/15/2018        1,050,000      1,118,137
Deutsche Telekom International                             8.000     06/15/2010        1,900,000      2,028,425
Michigan Bell Telephone Co.                                7.850     01/15/2022        1,000,000      1,165,035
News America, Inc.^                                        6.625     01/09/2008        1,000,000      1,000,176
Nextel Communications, Inc.                                7.375     08/01/2015        1,000,000        984,619
Thomson Corp.                                              5.750     02/01/2008          250,000        249,933
Time Warner, Inc.                                          9.150     02/01/2023        2,000,000      2,446,926
Verizon New Jersey, Inc.                                   8.000     06/01/2022          650,000        746,078
Vodafone Group PLC                                         5.375     01/30/2015        1,500,000      1,479,240

CONSUMER, CYCLICAL - 1.0%
CVS Caremark Corp.                                         5.750     06/01/2017        2,000,000      2,012,872
Macys Retail Holdings, Inc.                                7.450     09/15/2011        1,000,000      1,050,769
Wal-Mart Stores, Inc.                                      8.850     01/02/2015        1,000,000      1,108,035

CONSUMER, NON-CYCLICAL - 0.5%
Genentech, Inc.                                            4.750     07/15/2015        1,000,000        984,050
Wyeth                                                      5.500     02/15/2016        1,000,000      1,016,283

ENERGY - 2.2%
Apache Corp.^                                              5.625     01/15/2017        2,000,000      2,037,510
Louisiana Land & Exploration                               7.625     04/15/2013        1,000,000      1,133,830
Premcor Refining Group, Inc.                               7.500     06/15/2015        1,000,000      1,035,670
StatoilHydro ASA                                           7.500     10/01/2016        1,000,000      1,149,647
TransCanada Pipelines Ltd                                  7.690     06/30/2016        1,100,000      1,250,933
Weatherford International, Inc.*                           6.350     06/15/2017        2,000,000      2,067,312

FINANCIAL - 8.5%
Allied Capital Corp.                                       6.000     04/01/2012        1,000,000        899,283
BankAmerica Institutional Capital*                         7.700     12/31/2026        1,000,000      1,041,997
Bank of America Corp.                                      7.750     08/15/2015        1,250,000      1,410,852
Bank One Corp.                                            10.000     08/15/2010          750,000        848,063
Bankers Trust Corp.                                        7.500     11/15/2015        1,000,000      1,129,432
Barnett Capital III                                        5.536     02/01/2027        1,000,000        902,823
CitiFinancial, Inc.                                        6.625     06/01/2015        1,250,000      1,312,533
Comerica Bank                                              7.125     12/01/2013        1,050,000      1,061,748
General Electric Capital Corp.                             5.000     03/30/2019        1,000,000        965,655
Goldman Sachs Group, Inc.                                  6.875     01/15/2011        1,000,000      1,060,604
HSBC Finance Corp.                                         6.375     11/27/2012        1,000,000      1,028,343
Invesco Ltd                                                5.625     04/17/2012        1,000,000        986,192
Jefferies Group, Inc.                                      6.450     06/08/2027        2,000,000      1,858,022



See Notes to Financial Statements


                             ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 8.5% (continued)
JP Morgan Chase Capital XIII                               5.780     09/30/2034       $  2,000,000   $  1,882,008
Morgan Stanley                                             6.750     10/15/2013          1,000,000      1,062,318
Morgan Stanley                                             4.750     04/01/2014          1,000,000        936,854
Morgan Stanley                                             6.250     08/09/2026            500,000        488,073
Munich Re America Corp.                                    7.450     12/15/2026          2,122,000      2,195,888
Nationwide Life Global Funding I*                          5.450     10/02/2012          1,000,000      1,032,649
Nationwide Mutual Insurance Co.*                           6.600     04/15/2034          1,000,000        986,366
New York Life Global Funding*                              5.250     10/16/2012          1,000,000      1,023,180
Ohio National Financial Services*                          7.000     07/15/2011          1,000,000      1,083,537
Regions Financial Corp.                                    7.750     09/15/2024          1,000,000      1,029,967
Republic New York Corp.                                    7.000     03/22/2011            500,000        522,395
Santander Financial Issuances                              6.375     02/15/2011          1,000,000      1,057,493
SLM Corp.                                                  3.541     07/25/2008          1,000,000        979,452
Societe Generale                                           5.500     09/22/2017          1,000,000        984,141
SunAmerica, Inc.                                           8.125     04/28/2023          1,000,000      1,183,875
TIAA Global Markets, Inc.*                                 5.125     10/10/2012          1,000,000      1,019,266
Twin Reefs Pass-Through Trust*                             5.411                         1,900,000      1,236,558
Washington Mutual, Inc.                                    8.250     04/01/2010          1,000,000        954,955

INDUSTRIAL - 1.8%
Clark Equipment Co.                                        8.000     05/01/2023            500,000        613,554
FedEx Corp.                                                8.760     05/22/2015          1,500,000      1,687,500
Koninklijke Philips Electronics                            7.250     08/15/2013          1,000,000      1,104,559
Northrop Grumman                                           6.250     01/15/2010            750,000        774,884
Thomas & Betts Corp.                                       7.250     06/01/2013          1,800,000      1,871,896
United Parcel Service, Inc.                                8.375     04/01/2020          1,000,000      1,298,300

MORTGAGE SECURITIES - 6.5%
Chase Mortgage Finance Corp.                               6.500     05/25/2036          1,340,997      1,368,627
Countrywide Alternative Loan                               6.000     06/25/2037          1,904,315      1,864,900
Countrywide Alternative Loan                               6.500     11/25/2037          1,570,138      1,535,783
Fannie Mae Pool                                            6.500     12/01/2032            627,304        648,685
Fannie Mae Pool                                            7.000     04/01/2033            869,174        911,872
Fannie Mae Pool                                            4.991     10/01/2035          1,092,736      1,094,732
Freddie Mac Gold Pool                                      6.500     06/01/2024            898,404        933,293
Freddie Mac Gold Pool                                      6.500     09/01/2031            875,652        909,801
Freddie Mac Gold Pool                                      7.000     10/01/2031          1,192,189      1,253,278
Freddie Mac Gold Pool                                      6.500     02/01/2032          1,270,211      1,313,183
Freddie Mac Gold Pool                                      6.500     08/01/2032          1,046,116      1,081,507
Freddie Mac Gold Pool                                      6.500     12/01/2032          1,457,702      1,507,425
Freddie Mac Gold Pool                                      6.500     04/01/2033            651,557        673,782
Freddie Mac Gold Pool                                      6.500     10/01/2034            990,503      1,024,012
Ginnie Mae I pool                                          6.000     01/15/2037          1,399,763      1,433,277
Ginnie Mae II pool                                         5.500     07/20/2033            994,179        996,668
Ginnie Mae II pool                                         5.500     09/20/2035          1,986,077      1,990,653
Ginnie Mae II pool                                         6.000     10/20/2035          1,100,399      1,123,602
Lehman Mortgage Trust                                      6.000     09/25/2036          1,373,395      1,367,386
MASTR Asset Securitization                                 6.250     05/25/2036          1,345,974      1,350,773


See Notes to Financial Statements


                             ADVANCE CAPITAL I - BALANCED FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

Fixed Income Securities, Cash Collateral                                              Shares/
          and Repurchase Agreement                        Coupon     Maturity         Principal      Value
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE SECURITIES - 6.5% (continued)
Residential Asset Securitization                           6.500     06/25/2037       $  1,780,325   $  1,772,494

TECHNOLOGY - 1.0%
International Business Machines                            7.500     06/15/2013          2,000,000      2,244,312
Samsung Electronics Co. Ltd*                               7.700     10/01/2027          1,700,000      1,900,002

UTILITIES - 2.2%
Entergy Gulf States, Inc.                                  5.250     08/01/2015          1,750,000      1,656,263
Michigan Consolidated Gas Co.                              8.250     05/01/2014          1,050,000      1,185,402
Northern States Power                                      8.000     08/28/2012          1,000,000      1,123,133
PSEG Power LLC                                             5.500     12/01/2015          2,000,000      1,958,042
Southern Power Co.                                         6.375     11/15/2036          1,000,000        975,821
Union Electric Co.                                         6.750     05/01/2008          1,000,000      1,004,384
United Utilities PLC                                       6.450     04/01/2008          1,000,000      1,001,768
                                                                                                      ------------
TOTAL FIXED-INCOME SECURITIES - 28.3%
  (Cost $114,504,119)                                                                                 114,040,829

INVESTMENT OF CASH COLLATERAL - 19.8%
   CSFB Separately Managed Account                                                      79,595,738     79,595,738

SHORT-TERM INVESTMENTS - 0.6%
   Fifth Third Institutional Money Market Fund                                        $  2,610,689      2,610,689
                                                                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 119.3%
   (Cost $433,712,160)                                                                                480,614,877

OTHER ASSETS LESS LIABILITIES - (19.3%)                                                               (77,795,611)
                                                                                                      ------------
TOTAL NET ASSETS - 100.0%                                                                           $ 402,819,266
                                                                                                      ============


* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2007, the aggregate market value of these securities amounted to $11,390,867 or 2.83% of net assets.
^^A portion of these securities are on loan. At December 31, 2007, the total value of the Fund's securities on loan is $3,083,778 and the total value of the collateral held by the Fund is $3,168,000.

See Notes to Financial Statements


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.9%
AK Steel Corp.                                             7.750     06/15/2012       $  2,000,000   $  2,009,999
Appleton Papers, Inc.                                      8.125     06/15/2011          2,000,000      1,962,500
Cascades, Inc.                                             7.250     02/15/2013          1,000,000        937,500
Century Aluminum Co.                                       7.500     08/15/2014          2,715,000      2,674,275
CRA Finance USA Ltd                                        7.125     12/01/2013            500,000        539,597
Placer Dome, Inc.                                          7.750     06/15/2015          1,500,000      1,720,274
Steel Dynamics, Inc.*                                      7.375     11/01/2012          3,000,000      3,015,000
Westvaco Corp.                                             7.650     03/15/2027          3,000,000      3,042,930

COMMUNICATIONS - 8.6%
CBS Corp.                                                  8.625     08/01/2012            750,000        845,228
Cisco Systems, Inc.                                        5.500     02/22/2016          2,000,000      2,033,940
Comcast Cable Communications                               8.500     05/01/2027          1,000,000      1,204,154
Comcast Holdings Corp.                                    10.625     07/15/2012          1,500,000      1,778,205
COX Communications, Inc.                                   6.850     01/15/2018          1,250,000      1,331,116
COX Enterprises, Inc.*                                     7.375     07/15/2027          1,000,000      1,100,689
DIRECTV Holdings LLC                                       6.375     06/15/2015          2,000,000      1,920,000
GCI, Inc.                                                  7.250     02/15/2014          2,500,000      2,265,625
GTE Corp.                                                  8.750     11/01/2021          1,500,000      1,838,168
Michigan Bell Telephone Co.                                7.850     01/15/2022          2,000,000      2,330,070
Verizon New York, Inc.                                     6.125     01/15/2010          1,000,000      1,021,157
News America Holdings, Inc.                                8.500     02/23/2025          2,300,000      2,740,878
News America, Inc.^                                        6.625     01/09/2008          1,000,000      1,000,176
Nextel Communications, Inc.                                7.375     08/01/2015          2,800,000      2,756,933
Pacific Bell Telephone Co.                                 7.250     11/01/2027          2,000,000      2,050,514
Rogers Wireless, Inc.                                      8.000     12/15/2012          2,000,000      2,086,616
Sprint Capital Corp.                                       6.375     05/01/2009          1,000,000      1,005,043
Time Warner, Inc.                                          9.150     02/01/2023          3,000,000      3,670,389
Verizon New Jersey, Inc.                                   8.000     06/01/2022          1,000,000      1,147,813
Walt Disney Co.                                            6.300     01/25/2022          1,000,000      1,001,314

CONSUMER, CYCLICAL - 7.7%
AmeriQual Group LLC*                                       9.500     04/01/2012          2,500,000      1,750,000
Brown Shoe Co., Inc.                                       8.750     05/01/2012          2,640,000      2,692,799
CVS Caremark Corp.                                         5.750     06/01/2017          3,000,000      3,019,308
Harrah's Operating Co., Inc.                               5.375     12/15/2013          2,500,000      1,900,000
JC Penney Corp, Inc.                                       7.375     08/15/2008          2,250,000      2,276,145
Macys Retail Holdings, Inc.                                6.625     09/01/2008          1,025,000      1,032,804
Majestic Star Casino LLC                                   9.500     10/15/2010          2,500,000      2,362,500
Meritor Automotive, Inc.                                   6.800     02/15/2009            348,000        337,560
MGM Mirage                                                 6.750     09/01/2012          2,500,000      2,434,375
MTR Gaming Group, Inc.                                     9.750     04/01/2010          1,500,000      1,500,000
OED Corp.                                                  8.750     04/15/2012          2,000,000      2,000,000
Speedway Motorsports, Inc.                                 6.750     06/01/2013          1,000,000        985,000
Station Casinos, Inc.                                      6.875     03/01/2016          2,500,000      1,825,000



See Notes to Finanical Statements
                                                         -26-


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
CONSUMER, CYCLICAL - 7.7% (continued)
Target Corp.                                               5.375     05/01/2017       $  2,000,000   $  1,954,724
Toro Co.                                                   7.800     06/15/2027          2,177,000      2,394,818
Wal-Mart Stores, Inc.                                      5.800     02/15/2018          1,000,000      1,032,375
Wynn Las Vegas Capital Corp.^                              6.625     12/01/2014          2,000,000      1,965,000

CONSUMER, NON-CYCLICAL - 7.5%
Archer-Daniels-Midland Co.                                 8.375     04/15/2017          1,000,000      1,208,279
AstraZeneca PLC^                                           5.900     09/15/2017          2,000,000      2,100,109
Avis Budget Car Rental LLC                                 7.625     05/15/2014          2,500,000      2,387,500
Cadbury Schweppes US*                                      3.875     10/01/2008          2,000,000      1,987,884
Campbell Soup Co.                                          8.875     05/01/2021          2,000,000      2,647,198
Constellation Brands, Inc.^                                8.125     01/15/2012          1,500,000      1,503,750
Constellation Brands, Inc.                                 7.250     09/01/2016          1,000,000        937,500
FBG Finance Ltd*                                           5.125     06/15/2015          2,000,000      1,944,622
Fred Meyer, Inc.                                           7.450     03/01/2008          2,245,000      2,252,864
Genentech, Inc.                                            4.750     07/15/2015          3,000,000      2,952,150
Land O' Lakes, Inc.                                        9.000     12/15/2010          2,000,000      2,085,000
President and Fellows of Harvard                           6.300     10/01/2037          1,000,000      1,105,370
Rent-A-Center, Inc.^                                       7.500     05/01/2010          2,145,000      2,000,213
Valassis Communications, Inc.                              6.625     01/15/2009          2,550,000      2,511,750
Wyeth                                                      5.500     02/15/2016          3,000,000      3,048,849

DIVERSIFIED - 0.8%
Leucadia National Corp.                                    7.000     08/15/2013          2,500,000      2,393,750
Leucadia National Corp.                                    7.125     03/15/2017          1,000,000        924,999

ENERGY - 6.7%
ANR Pipeline Co.                                           9.625     11/01/2021          2,000,000      2,666,680
Apache Corp.^                                              5.625     01/15/2017          2,500,000      2,546,888
Atlantic Richfield Co.                                     8.250     02/01/2022          1,085,000      1,431,706
Burlington Resources, Inc.                                 9.125     10/01/2021            700,000        950,578
ConocoPhillips                                             7.125     03/15/2028          1,000,000      1,029,698
Louisiana Land & Exploration                               7.625     04/15/2013          1,000,000      1,133,830
Louisiana Land & Exploration                               7.650     12/01/2023            750,000        883,067
Mobil Corp.                                                8.625     08/15/2021          1,129,000      1,546,397
OPTI Canada, Inc.*                                         8.250     12/15/2014          2,500,000      2,475,000
Plains Exploration & Production                            7.750     06/15/2015          2,500,000      2,500,000
StatoilHydro ASA                                           7.500     10/01/2016          3,000,000      3,448,941
Swift Energy Co.                                           7.625     07/15/2011          2,000,000      2,010,000
USX Corp.                                                  9.375     02/15/2012            750,000        879,095
USX Corp.                                                  9.375     05/15/2022            610,000        813,797
Weatherford International, Inc.*                           6.350     06/15/2017          3,000,000      3,100,968

FINANCIAL - 19.2%
Allied Capital Corp.                                       6.000     04/01/2012          2,000,000      1,798,566
AMBAC Financial Group, Inc.                                5.950     12/05/2035          2,000,000      1,561,088


See Notes to Financial Statements


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 19.2% (continued)
American Real Estate Partners*                             7.125     02/15/2013       $  3,000,000   $  2,820,000
Bankers Trust Corp.                                        7.500     11/15/2015          2,500,000      2,823,580
Bear Stearns Cos., Inc.                                    4.000     01/31/2008            225,000        224,642
Cigna Corp.                                                7.650     03/01/2023          1,500,000      1,675,201
Cigna Corp.                                                7.875     05/15/2027          1,000,000      1,127,034
Comerica Bank                                              7.125     12/01/2013          1,500,000      1,516,784
Comerica Bank                                              8.375     07/15/2024          1,300,000      1,449,484
Fairfax Financial Holdings Ltd^                            7.750     04/26/2012          1,000,000      1,000,000
Farmers Insurance Exchange*                                8.625     05/01/2024          2,000,000      2,227,190
Fifth Third Bank                                           5.200     03/01/2019            900,000        822,007
First Union Institutional Capital I                        8.040     12/01/2026            350,000        363,036
GAMCO Investors, Inc.                                      5.500     05/15/2013          1,000,000      1,029,740
General Electric Capital Corp.                             5.000     03/30/2019          3,000,000      2,896,965
GMAC LLC^                                                  5.125     05/09/2008          2,000,000      1,977,898
GMAC LLC                                                   6.875     09/15/2011          2,000,000      1,710,988
Goldman Sachs Group, Inc.                                  6.750     10/01/2037          3,000,000      2,939,334
Hospitality Properties Trust                               5.625     03/15/2017          1,000,000        925,386
HSBC America Capital Trust II*                             8.380     05/15/2027          1,000,000      1,043,647
HSBC Finance Corp.                                         6.375     11/27/2012          1,000,000      1,028,343
Invesco Ltd                                                5.375     02/27/2013          2,000,000      1,915,560
Invesco Ltd                                                5.625     04/17/2012          1,000,000        986,192
Jefferies Group, Inc.                                      6.450     06/08/2027          3,000,000      2,787,033
JPMorgan Chase & Co.                                       6.625     03/15/2012            500,000        527,239
Kingsway America, Inc.                                     7.500     02/01/2014          2,500,000      2,638,040
Lehman Brothers Holdings, Inc.                             8.500     08/01/2015          2,000,000      2,275,862
MBIA Global Funding LLC*                                   4.650     07/01/2018          1,000,000        808,707
MBIA, Inc.                                                 5.700     12/01/2034          2,000,000      1,586,350
MBNA Capital A                                             8.278     12/01/2026          2,000,000      2,079,686
Morgan Stanley                                             5.950     12/28/2017          1,000,000        999,287
Nationwide Mutual Insurance Co.*                           6.600     04/15/2034          2,750,000      2,712,507
NCNB Corp.                                                10.200     07/15/2015          1,000,000      1,259,503
New England Mutual Life Ins.                               7.875     02/15/2024          1,650,000      1,941,619
Ohio National Financial Services*                          7.000     07/15/2011          2,000,000      2,167,074
Regions Financial Corp.                                    7.750     09/15/2024          1,400,000      1,441,954
Republic New York Corp.                                    9.125     05/15/2021          1,000,000      1,242,583
Santander Financial Issuances                              6.375     02/15/2011            750,000        793,120
Security Benefit Life Insurance*                           8.750     05/15/2016          2,000,000      2,302,744
SLM Corp.                                                  4.000     01/15/2009          3,000,000      2,890,104
Societe Generale                                           5.500     09/22/2017          2,000,000      1,968,282
SunAmerica, Inc.                                           8.125     04/28/2023          2,000,000      2,367,750
SunTrust Banks, Inc.                                       6.000     02/15/2026          1,880,000      1,813,140
Travelers Property Casualty Corp.                          7.750     04/15/2026          2,000,000      2,271,830
Twin Reefs Pass-Through Trust*                             5.411                         3,000,000      1,952,460
Washington Mutual, Inc.                                    8.250     04/01/2010          2,500,000      2,387,388



See Notes to Financial Statements


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT - 0.5%
Federal National Mortgage Assoc.                           6.000     03/09/2021       $  2,000,000   $  2,000,625

INDUSTRIAL - 8.7%
Arrow Electronics, Inc.                                    7.500     01/15/2027          2,300,000      2,514,500
Burlington Northern, Inc.                                  8.750     02/25/2022          1,750,000      2,192,649
Clark Equipment Co.                                        8.000     05/01/2023            500,000        613,554
FedEx Corp.                                                9.650     06/15/2012          1,047,000      1,227,558
FedEx Corp.                                                7.630     01/01/2015          1,000,000      1,077,500
FedEx Corp.                                                8.760     05/22/2015            750,000        843,750
Gibraltar Industries, Inc.                                 8.000     12/01/2015          2,300,000      2,070,000
Gulfmark Offshore, Inc.                                    7.750     07/15/2014          2,375,000      2,398,750
Ingersoll-Rand Co.                                         9.000     08/15/2021            305,000        403,534
Joy Global, Inc.                                           6.000     11/15/2016          1,000,000      1,036,047
Koninklijke Philips Electronics                            7.250     08/15/2013          2,000,000      2,209,118
Masco Corp.                                                5.750     10/15/2008          1,000,000      1,005,963
Northrop Grumman                                           9.375     04/15/2021          1,000,000      1,335,563
NXP BV                                                     7.875     10/15/2014          2,000,000      1,900,000
Pactiv Corp.                                               7.950     12/15/2025          2,500,000      2,827,673
PHI, Inc.                                                  7.125     04/15/2013          3,000,000      2,880,000
Roadway Corp.                                              8.250     12/01/2008          3,000,000      3,040,359
Stagecoach Transport Holdings                              8.625     11/15/2009            500,000        537,039
Teekay Corp.                                               8.875     07/15/2011          1,600,000      1,678,000
Thomas & Betts Corp.                                       7.250     06/01/2013          2,500,000      2,599,855
United Technologies Corp.                                  8.750     03/01/2021          1,000,000      1,298,829

MORTGAGE SECURITIES - 27.3%
Banc of America Alternative Loan                           6.000     11/25/2046          1,405,434      1,396,467
Banc of America Funding Corp.                              6.000     03/25/2037          2,794,487      2,819,713
Banc of America Mortgage                                   6.000     05/25/2037          2,820,222      2,846,561
Chase Mortgage Finance Corp.                               6.500     05/25/2036          2,371,962      2,420,833
Countrywide Asset-Backed                                   5.000     11/25/2035          2,474,000      1,691,076
Countrywide Alternative Loan                               5.500     09/25/2035          1,964,382      1,947,808
Countrywide Alternative Loan                               7.000     02/25/2036          1,876,174      1,897,951
Countrywide Alternative Loan                               6.250     07/25/2036            882,689        879,499
Countrywide Alternative Loan                               6.000     07/25/2036            531,575        528,009
Countrywide Alternative Loan                               6.000     12/25/2036          1,245,468      1,198,873
Countrywide Alternative Loan                               6.000     05/25/2037          2,655,768      2,651,577
Countrywide Alternative Loan                               6.000     05/25/2037          1,965,949      1,949,507
Countrywide Alternative Loan                               6.000     06/25/2037          2,856,472      2,797,350
Countrywide Alternative Loan                               6.000     07/25/2037          1,945,385      1,923,557
Countrywide Alternative Loan                               6.500     11/25/2037          2,944,008      2,879,593
Countrywide Home Loan                                      5.750     05/25/2037          2,129,127      2,134,579
Credit Suisse Mortgage Capital                             6.500     03/25/2036            766,987        755,280
Credit Suisse Mortgage Capital                             6.250     06/25/2036          2,191,370      2,171,284


See Notes to Financial Statements


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

                                                                                      Principal
     Fixed Income Securities                              Coupon     Maturity         Amount         Value
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE SECURITIES - 27.3% (continued)
Fannie Mae Pool                                            6.500     07/01/2029       $  702,084     $  727,519
Fannie Mae Pool                                            6.500     08/01/2029          918,116        951,377
Fannie Mae Pool                                            7.000     02/01/2032        1,800,614      1,898,785
Fannie Mae Pool                                            7.000     03/01/2032        1,676,747      1,765,274
Fannie Mae Pool                                            6.500     04/01/2032        1,601,961      1,656,122
Fannie Mae Pool                                            6.500     06/01/2032        1,770,016      1,829,858
Fannie Mae Pool                                            6.000     11/01/2032        2,025,843      2,066,337
Fannie Mae Pool                                            6.500     12/01/2032        1,785,405      1,846,258
Fannie Mae Pool                                            7.000     04/01/2033        1,359,477      1,426,261
Fannie Mae Pool                                            6.000     04/01/2035        2,104,034      2,140,834
Fannie Mae Pool                                            4.991     10/01/2035        1,833,208      1,836,557
Fannie Mae Pool                                            7.000     08/01/2036        2,616,740      2,722,053
First Horizon Alternative Mort.                            6.000     08/25/2036        2,733,817      2,719,365
Freddie Mac Gold Pool                                      6.500     06/01/2024        2,096,277      2,177,683
Freddie Mac Gold Pool                                      6.500     09/01/2031        1,432,317      1,488,174
Freddie Mac Gold Pool                                      7.000     10/01/2031        2,034,568      2,138,822
Freddie Mac Gold Pool                                      6.500     02/01/2032        2,034,326      2,103,149
Freddie Mac Gold Pool                                      6.500     05/01/2032        2,553,543      2,639,931
Freddie Mac Gold Pool                                      7.000     05/01/2032        2,567,830      2,690,071
Freddie Mac Gold Pool                                      6.500     08/01/2032        1,394,821      1,442,008
Freddie Mac Gold Pool                                      6.500     04/01/2033        1,954,669      2,021,345
Freddie Mac Gold Pool                                      7.000     09/01/2033          601,827        630,523
Freddie Mac Gold Pool                                      6.500     10/01/2034        1,209,441      1,250,357
Freddie Mac Gold Pool                                      6.000     04/01/2035        2,034,297      2,066,197
Freddie Mac Gold Pool                                      6.000     10/01/2035        2,163,785      2,197,715
Freddie Mac Gold Pool                                      6.500     08/01/2036        2,619,764      2,693,429
Ginnie Mae I pool                                          7.000     06/15/2031        1,205,778      1,278,893
Ginnie Mae I pool                                          7.000     12/15/2031        2,793,497      2,961,621
Ginnie Mae II pool                                         7.000     09/20/2029        1,838,263      1,944,678
Ginnie Mae II pool                                         6.000     10/20/2035        2,180,227      2,226,199
Lehman Mortgage Trust                                      6.478     04/25/2036        2,144,595      2,151,811
Lehman Mortgage Trust                                      6.000     09/25/2036        2,529,272      2,518,206
Lehman Mortgage Trust                                      6.763     06/25/2037        2,667,862      2,682,204
MASTR Alternative Loans Trust                              6.500     12/25/2033          363,986        364,177
Merrill Lynch Mortgage Investors                           6.250     10/25/2036        3,199,799      3,239,924
Residential Accredit Loans, Inc.                           6.000     06/25/2037        2,848,756      2,848,532
Residential Asset Securitization                           6.000     04/25/2036        3,000,000      2,891,358
Residential Asset Securitization                           6.500     06/25/2037        3,204,584      3,190,490

TECHNOLOGY - 0.6%
International Business Machines                            8.375     11/01/2019        2,000,000      2,494,814

UTILITIES - 5.6%
Carolina Power & Light Co.                                 8.625     09/15/2021        3,000,000      3,831,444
Centerpoint Energy, Inc.                                   5.875     06/01/2008          400,000        400,367


See Notes to Financial Statements


                             ADVANCE CAPITAL I - RETIREMENT INCOME FUND
                                 PORTFOLIO OF INVESTMENTS
                                   DECEMBER 31, 2007

Fixed Income Securities, Cash Collateral                                              Shares/
          and Repurchase Agreement                        Coupon     Maturity         Principal      Value
-------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.6% (continued)
Consumers Energy Co.                                       6.375     02/01/2008       $  700,000     $  700,426
Entergy Louisiana LLC                                      5.090     11/01/2014        2,500,000      2,404,950
Hydro Quebec                                               8.400     01/15/2022          300,000        408,073
Nakilat, Inc.*                                             6.067     12/31/2033        3,000,000      2,737,350
Ohio Power Co.                                             6.375     07/15/2033        2,000,000      1,871,968
PSEG Power LLC                                             5.500     12/01/2015        2,000,000      1,958,042
Reliant Energy HL&P                                        9.150     03/15/2021        2,300,000      2,987,392
Southern Co Capital Funding, Inc.                          5.750     11/15/2015        2,000,000      2,086,580
Southern Power Co.                                         6.375     11/15/2036        2,000,000      1,951,642
United Utilities PLC                                       6.450     04/01/2008        2,000,000      2,003,536
                                                                                                    ------------
TOTAL FIXED INCOME SECURITIES - 97.1%
   (Cost $401,092,766)                                                                              398,818,934

INVESTMENT OF CASH COLLATERAL - 2.6%
   CSFB Separately Managed Account                                                    10,753,566     10,753,566

SHORT-TERM INVESTMENTS - 1.6%
   Fifth Third Institutional Money Market Fund                                       $ 6,597,639      6,597,639
                                                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES - 101.3%
   (Cost $418,443,971)                                                                              416,170,139

OTHER ASSETS LESS LIABILITIES - (1.3%)                                                               (5,320,798)
                                                                                                    ------------
TOTAL NET ASSETS - 100.0%                                                                         $ 410,849,341
                                                                                                    ============




^^A portion of these securities are on loan. At December 31, 2007, the total value of the Fund's securities on loan is $10,560,281 and the total value of the collateral held by the Fund is $10,753,566.
**Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2007,the aggregate market value of these securities amounted to $34,145,842 or 8.31% of net assets.

See Notes to Financial Statements



                                ADVANCE CAPITAL I, INC.
                          STATEMENTS OF ASSETS AND LIABILITIES
                                   DECEMBER 31, 2007


                                                EQUITY           BALANCED           RETIREMENT
                                             GROWTH FUND           FUND             INCOME FUND
-----------------------------------------    --------------      --------------     -----------------
ASSETS
 Investments in securities at value          $  318,492,972      $  480,614,877     $  416,170,139
   (Cost $271,730,704;$433,712,160;
    $418,443,971, respectively)

 Cash                                                 4,250             101,115            179,821

 Receivables
   Dividends and interest                           115,168           1,889,042          5,447,112
   Capital shares receivable                         98,919             198,065             55,500
   Securities lending income                         41,424              41,789              5,598
   Money market interest                              1,250              11,500             46,000
 Prepaid expenses                                     9,532              13,218             13,578
                                             ----------------    ----------------   -----------------
 Total assets                                   318,763,515         482,869,606        421,917,748

LIABILITIES
 Cash overdraft                                     246,105             277,922                  0
 Accounts payable and accrued expenses               21,637              36,615             37,015
 Securities purchased                               152,221              64,093                  0
 Payable for return of collateral received       94,819,418          79,595,738         10,753,566
 Capital shares payable                              97,695              63,773            223,248
 Distributions payable                                    0              12,199             54,578
                                             ----------------    ----------------   -----------------
 Total liabilities                               95,337,076          80,050,340         11,068,407
                                             ----------------    ----------------   -----------------
 Net assets                                  $  223,426,439      $  402,819,266     $  410,849,341
                                             ================    ================   =================

NET ASSETS
 Retail shares
   Net assets                                   223,307,372         402,642,978        407,339,151
   Number of shares outstanding                   9,136,630          22,651,508         43,045,738
   Net asset value                           $        24.44      $        17.78     $         9.46
                                             ================    ================   =================
 Institutional shares
   Net assets                                       119,067             176,288          3,510,190
   Number of shares outstanding                       4,866               9,917            371,145
   Net asset value                            $       24.47      $        17.78     $         9.46
                                             ================    ================   =================
 Net assets consist of
   Paid-in capital                              176,524,221         355,882,459        430,701,852
   Accumulated undistributed net
     investment loss                                      0                   0                  0
   Accumulated undistributed net realized
     gain (loss) on investments                     139,950              34,090        (17,578,679)
   Net unrealized appreciation (depreciation)
     in value of investments                     46,762,268          46,902,717         (2,273,832)
                                             ----------------    ----------------   -----------------
 Net assets                                     223,426,439         402,819,266        410,849,341
                                             ================    ================   =================


See Notes to Financial Statements



                                ADVANCE CAPITAL I, INC.
                                STATEMENTS OF OPERATIONS
                                   DECEMBER 31, 2007


                                                EQUITY           BALANCED           RETIREMENT
                                             GROWTH FUND           FUND             INCOME FUND
-----------------------------------------    --------------      --------------     -----------------
INVESTMENT INCOME
 Interest                                    $    13,058         $  6,836,987       $ 25,967,739
 Dividends                                     1,785,132            4,931,771                  0
 Securities lending income, net                  240,558              242,830             58,176
                                             ----------------    ----------------   -----------------
 Total investment income                       2,038,748           12,011,588         26,025,915

EXPENSES
 Investment advisory fees                      1,541,887            2,681,347          1,912,401
 Distribution fees - Retail Class                557,224            1,023,083          1,013,270
 Transfer agent and shareholder reporting costs   75,410              129,310            138,272
 Custodian fees                                   25,372               34,161             26,961
 Directors fees and expenses                      17,595               32,099             31,749
 Professional fees                                24,978               45,001             44,801
 Registration and filing fees                      6,784                8,270              8,004
 Other operating expenses                          4,720                8,980              9,085
                                             ----------------    ----------------   -----------------
Total expenses                                 2,253,970            3,962,251           3,184,543
                                             ----------------    ----------------   -----------------
NET INVESTMENT INCOME (LOSS)                    (215,222)           8,049,337          22,841,372

REALIZED GAIN (LOSS) ON INVESTMENTS
 Proceeds from securities sold                87,256,512          156,388,333         201,867,933
 Cost of securities sold                     (57,020,798)        (126,081,986)       (205,853,582)
                                             ----------------    ----------------   -----------------
 Net realized gain (loss) on investments      30,235,714           30,306,347          (3,985,649)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Appreciation, Beginning of year              49,158,864           59,000,882           2,874,288
 Appreciation (depreciation), End of year     46,762,268           46,902,717          (2,273,832)
                                             ----------------    ----------------   -----------------
 Net change in unrealized gain (loss)
   on investments                             (2,396,596)         (12,098,165)         (5,148,120)
                                             ----------------    ----------------   -----------------
NET GAIN (LOSS) ON INVESTMENTS                27,839,118           18,208,182          (9,133,769)
                                             ----------------    ----------------   -----------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                   $27,623,896         $ 26,257,519       $  13,707,603
                                             ================    ================   =================


See Notes to Financial Statements


                          ADVANCE CAPITAL I, INC.
                    STATEMENTS OF CHANGES IN NET ASSETS
                   YEARS ENDED DECEMBER 31, 2007 AND 2006

                                                          EQUITY GROWTH FUND                   BALANCED FUND
                                                           2007           2006             2007             2006
                                                        -------------   --------------   --------------  --------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)                         $   (215,222)   $    (202,334)   $   8,049,337   $   8,336,064
   Net realized gain on investments                       30,235,714       22,472,049       30,306,347      18,590,153
   Net change in unrealized gain (loss) on investments    (2,396,596)      (3,753,538)     (12,098,165)     10,152,162
                                                        -------------   --------------   --------------  --------------
   Net increase in net assets resulting from operations   27,623,896       18,516,177       26,257,519      37,078,379

 Distributions to Shareholders:
   Net investment income
    Retail shares                                                  0                0       (8,089,674)     (6,091,427)
    Institutional shares                                           0                0           (2,858)              0
   Net realized gain on investments
     Retail shares                                       (29,946,591)     (20,870,289)     (30,194,635)    (18,487,175)
     Institutional shares                                    (15,934)               0          (14,311)              0
  Return of capital
     Retail shares                                                 0       (1,431,381)               0      (2,340,405)
     Institutional shares                                          0                0                0               0
                                                        -------------   --------------   --------------  --------------
  Total distributions to shareholders                    (29,962,525)     (22,301,670)     (38,301,478)    (26,919,007)

Share Transactions:
  Retail shares
     Net proceeds from sale of shares                     21,416,436       22,810,549       44,519,616      51,200,023
     Reinvestment of distributions                        29,755,964       22,108,995       37,938,997      26,644,330
     Cost of shares reacquired                           (35,717,954)     (27,208,300)     (65,422,603)    (68,206,605)
                                                        -------------   --------------   --------------  --------------
     Net change                                           15,454,446       17,711,244       17,036,010       9,637,748
                                                        -------------   --------------   --------------  --------------
  Institutional shares
     Net proceeds from sale of shares                        115,284                0          192,682               0
     Reinvestment of distributions                            15,934                0                0               0
     Cost of shares reacquired                                     0                0                0               0
                                                        -------------   --------------   --------------  --------------
     Net change                                              131,218                0          192,682               0
                                                        -------------   --------------   --------------  --------------

  Net increase derived from share transactions            15,585,664       17,711,244       17,228,692       9,637,748

NET ASSETS
  Beginning of year                                      210,179,404      196,253,653      397,634,533     377,837,413
                                                        -------------   --------------   --------------  --------------
  End of year                                           $223,426,439    $ 210,179,404    $ 402,819,266   $ 397,634,533
                                                        =============   ==============   ==============  ==============

ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME                                  $          0    $   3,242,566    $           0   $   2,340,446
                                                        =============   ==============   ==============  ==============

NUMBER OF SHARES
  Retail shares
     Sold                                                    806,561          864,070        2,346,941       2,788,257
     Shares issued from reinvestment of distributions      1,211,069          884,360        2,099,505       1,446,100
     Reacquired                                           (1,332,405)      (1,017,444)      (3,434,264)     (3,685,518)
                                                        -------------   --------------   --------------  --------------
     Net change                                              685,225          730,986        1,012,182         548,839
                                                        -------------   --------------   --------------  --------------
  Institutional shares
     Sold                                                      4,218                0            9,917               0
     Shares issued from reinvestment of distributions            648                0                0               0
     Reacquired                                                    0                0                0               0
                                                        -------------   --------------   --------------  --------------
     Net change                                                4,866                0            9,917               0
                                                        -------------   --------------   --------------  --------------
 Net increase in shares outstanding                          690,091          730,986        1,022,099         548,839

  Outstanding:
     Beginning of year                                     8,451,405        7,720,419       21,639,326      21,090,487
                                                        -------------   --------------   --------------  --------------
     End of year                                           9,141,496        8,451,405       22,661,425      21,639,326
                                                        =============   ==============   ==============  ==============


See Notes to Financial Statements


                          ADVANCE CAPITAL I, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)
                   YEARS ENDED DECEMBER 31, 2007 AND 2006

                                                          RETIREMENT INCOME FUND
                                                           2007           2006
                                                        -------------   --------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income                                $  22,841,372   $  22,542,626
   Net realized loss on investments                        (3,985,649)     (4,418,162)
   Net change in unrealized loss on investments            (5,148,120)     (2,134,256)
                                                        -------------   --------------
   Net increase in net assets resulting from operations    13,707,603      15,990,208

 Distributions to Shareholders:
   Net investment income
    Retail shares                                         (23,045,181)    (22,377,604)
    Institutional shares                                      (72,240)              0
   Net realized gain on investments
    Retail shares                                                   0               0
    Institutional shares                                            0               0
   Return of capital
    Retail shares                                                   0        (500,860)
    Institutional shares                                            0               0
                                                        -------------   --------------
   Total distributions to shareholders                    (23,117,421)    (22,878,464)
 Share Transactions:
   Retail shares
    Net proceeds from sale of shares                       49,345,936      42,897,977
    Reinvestment of distributions                          22,526,900      22,421,290
    Cost of shares reacquired                             (57,219,846)    (64,813,535)
                                                        -------------   --------------
    Net change                                             14,652,990         505,732
                                                        -------------   --------------
   Institutional shares
    Net proceeds from sale of shares                        3,743,891               0
    Reinvestment of distributions                                 204               0
    Cost of shares reacquired                                (213,606)              0
                                                        -------------   --------------
    Net change                                              3,530,489               0
                                                        -------------   --------------
  Net increase derived from share transactions             18,183,479         505,732
NET ASSETS
  Beginning of year                                       402,075,680     408,458,204
                                                        -------------   --------------
  End of year                                           $ 410,849,341   $ 402,075,680
                                                        =============   ==============
ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME                                  $           0   $     500,538
                                                        =============   ==============
NUMBER OF SHARES
  Retail shares
    Sold                                                    5,141,731       4,439,994
    Shares issued from reinvestment of distributions        2,353,234       2,321,336
    Reacquired                                             (5,969,143)     (6,701,365)
                                                        -------------   --------------
    Net change                                              1,525,822          59,965
                                                        -------------   --------------
  Institutional shares
    Sold                                                      393,632               0
    Shares issued from reinvestment of distributions               22               0
    Reacquired                                                (22,509)              0
                                                        -------------   --------------
    Net change                                                371,145               0
                                                        -------------   --------------
  Net increase in shares outstanding                        1,896,967          59,965
                                                        -------------   --------------
Outstanding:
  Beginning of year                                        41,519,916      41,459,951
                                                        -------------   --------------
  End of year                                              43,416,883      41,519,916
                                                        =============   ==============


See Notes to Financial Statements

                            NOTES TO FINANCIAL STATEMENTS


Note 1. ORGANIZATION OF THE COMPANY
Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund and the Retirement Income Fund (collectively the "Funds").

The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Under the Funds' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2. ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the COMPANY.

SECURITY VALUATION
Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES
Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class.

FEDERAL INCOME TAXES
It is each Fund's policy to meet the requirements to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

Effective June 29, 2007, the COMPANY adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes
("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense.

The implementation of FIN No. 48 included a review of tax positions taken from January 1, 2004 through December 31, 2007 at the federal level. While the statue of limitations remains open to examine the COMPANY's U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time.

As of December 31, 2007, management of the COMPANY has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS
Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

OTHER
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

Note 3. SECURITIES LENDING
The Funds may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Directors. Each fund will limit its securities lending activity to 33 1/3% of its total assets. Credit Suisse, New York Branch, serves as the lending manager for the Funds pursuant to a Securities Lending Management Agreement (the "Lending Agreement"), for which they receive a fee. Credit Suisse's fee is computed monthly in arrears and is based on 30% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Directors, net of rebates paid by Credit Suisse to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended December 31, 2007 Credit Suisse received $225,587 in total from the Funds for its services as lending manager. Under guidelines established by the Board of Directors, the Funds must maintain loan collateral with Credit Suisse at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest of debt securities. Credit Suisse may invest the collateral in a variety of highly rated, short-term instruments such as U.S. Treasury bills, mortgages, corporate bonds and agency securities. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Funds or the borrower at any time. The following Funds loaned securities and received cash collateral with the following values as of December 31, 2007:



                                                                                              Income Received
                                       Value                             Average Loan         by Credit Suisse
                                     of Loaned        Value              Outstanding          from Securities
                                     Securities       of Collateral      During the Year          Lending
                                   --------------    ---------------    -----------------    ------------------
Equity Growth Fund                 $  91,780,008     $   94,819,418     $   94,419,139       $      100,523

Balanced Fund (Fixed Income)           3,083,778          3,168,000          2,039,490                2,411

Balanced Fund (Common Stock)          74,139,994         76,427,738         81,517,829               97,738

Retirement Income Fund                10,560,281         10,753,566         15,425,322               24,915


The cash collateral received by the Funds at December 31, 2007, was pooled and invested in the following:


Security Type            Security Name                  Value         Rate    Maturity Date
----------------------------------------------------------------------------------------------
Asset Backed Security    Bear Stearns                    4,208,105     5.06%    4/25/2022
Asset Backed Security    Countrywide Financial           4,185,151     5.18%   11/15/2019
Asset Backed Security    Countrywide Financial           3,475,606     5.18%   10/15/2019
Asset Backed Security    Wachovia Bank                   7,175,328     5.01%   12/25/2011
Asset Backed Security    Commodore CDO LTD               7,443,173     5.21%    6/12/2008
Certificate of Deposit   Deutsche Bank NY                9,000,000     5.65%    8/21/2009
Floating Rate Note       American International Group    2,498,936     5.08%    6/16/2009
Floating Rate Note       Bear Stearns Co., Inc.          8,998,142     5.09%    2/23/2010
Floating Rate Note       CAM US Finance SA               5,601,048     5.06%     2/1/2010
Floating Rate Note       Calyon NY                       9,979,768     5.02%    2/22/2010
Floating Rate Note       CIT Group, Inc.                 8,998,043     5.25%    3/12/2010
Floating Rate Note       Citigroup Global Markets       10,003,510     5.03%    11/2/2009
Floating Rate Note       General Electric Capital Corp.  9,988,868     4.94%    5/10/2010
Floating Rate Note       Goldman Sachs Group, Inc.       9,000,795     4.96%   11/16/2009
Floating Rate Note       HSBC Finance Corp.              1,906,001     5.16%   11/16/2009
Floating Rate Note       Lehman Brothers Holdings       10,000,000     5.16%    5/25/2010
Floating Rate Note       Merrill Lynch & Co.             5,002,286     4.96%    8/14/2009
Floating Rate Note       Morgan Stanley                 10,000,000     4.98%     5/7/2010
Floating Rate Note       SLM Corp.                       3,399,479     5.22%    7/27/2009
Floating Rate Note       Washington Mutual Bank          7,996,478     4.96%    11/6/2009
Commercial Paper         KKR Atlantic                    4,086,668     5.38%    3/13/2008
Repurchase Agreement     Barclays Capital Markets       30,000,000     4.62%     1/2/2008
Repurchase Agreement     Deutsche Bank Securities, Inc. 12,221,337     4.80%     1/2/2008

                                             -38-

Note 4. TRANSACTIONS WITH AFFILIATES
Advance Capital Management, Inc. ("MANAGEMENT") (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment advisor. T. Rowe Price Associates, Inc. ("TRPA") serves as sub-advisor for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. On August 4, 2007 the shareholders of the COMPANY voted to modify the investment advisory fee schedule for the Equity Growth Fund, Balanced Fund and Retirement Income Fund. For services provided by MANAGEMENT, the fees paid by the COMPANY were modified as follows: The Equity Growth Fund pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million (increased from $200 million) and .65% (increased from ..55%) of the average daily net assets exceeding $500 million (increased from $200 million). The Balanced Fund pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million (increased from $200 million) and .65% (increased from .55%) of the average daily net assets exceeding $500 million (increased from $200 million). The Retirement Income Fund pays a fee on an annual basis equal to .50% of the average daily net assets for the first $500 million (increased from $200 million) and .45% (increased from .40%) of the average daily net assets exceeding $500 million (increased from $200 million). For its services, TRPA is paid a fee by MANAGEMENT on an annual basis equal to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth Fund, Balanced Fund and Retirement Income Fund, at .25% of each fund's average daily net assets.

The COMPANY was charged investment advisory fees of $6,135,635 by MANAGEMENT for 2007. The COMPANY was charged distribution fees of $2,593,577 by SERVICES for Retail Class shares for 2007. Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to independent directors and consist of a $15,750 annual retainer. The Chairman of the Board receives an additional 50% in compensation.

Note 5. INVESTMENT PORTFOLIO TRANSACTIONS
The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2007 were as follows:

                     Equity                                  Retirement
                    Growth Fund         Balanced Fund       Income Fund
                    -------------       ---------------     --------------
   Purchases        $73,112,897         $142,859,375        $195,283,546

   Sales             87,249,242          153,237,036         193,264,346


The cost of purchases and proceeds from sales of U.S. Government securities excluded above were as follows:

                     Equity                                  Retirement
                    Growth Fund         Balanced Fund       Income Fund
                    -------------       ---------------     --------------
     Purchases           None            $3,060,469          $8,218,437

     Sales               None             3,082,812           8,327,500

At December 31, 2007, the gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:


                                Equity                            Retirement
                               Growth Fund      Balanced Fund     Income Fund
                               -------------    ---------------   -------------
 Unrealized Appreciation       $58,888,521      $65,469,478       $ 6,702,273
 Unrealized Depreciation       (12,109,623)     (18,664,321)       (8,976,105)
                               -------------    ---------------   -------------
 Net Unrealized
 Appreciation/(Depreciation)* $ 46,778,898      $ 46,805,157    ($  2,273,832)

 Tax Cost                     $271,714,074      $433,809,720     $418,443,971

*The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Note 6. FEDERAL INCOME TAX INFORMATION
The tax characteristics of distributions paid to shareholders during the years ended December 31, 2007 and 2006 were as follows:


                      Distributions                                        Total
                       Paid from          Long Term         Return of    Distributions
   2007               Ordinary Income     Captial Gain      Capital        Paid
------------------------------------------------------------------------------------------
Equity Growth Fund    $   3,969,309       $  25,993,216     $       0    $  29,962,525
Balanced Fund             9,958,712          28,330,567             0       38,289,279
Retirement Income Fund   23,061,094                   0         1,749       23,062,843




                      Distributions                                        Total
                       Paid from          Long Term         Return of    Distributions
   2006               Ordinary Income     Captial Gain      Capital        Paid
------------------------------------------------------------------------------------------
Equity Growth Fund    $           0       $  20,756,351     $ 1,431,381  $  22,187,732
Balanced Fund             6,081,920          18,488,281       2,340,405     26,910,606
Retirement Income Fund   22,337,048                   0         500,860     22,837,908



As of December 31, 2007 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                          Total
                      Undistributed   Undistributed                      Accumulated     Unrealized       Accumulated
                      Ordinary        Long Term         Distributions    Captial and     Appreciation/    Earnings/
   FUND               Income          Captial Gains     Payable          Other Losses    (Depreciation)   (Deficit)
-------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund    $  86,974       $  36,346         $        0       $         0     $  46,778,898    $  46,902,218
Balanced Fund           143,849               0            (12,199)                0        46,805,157       46,936,807
Retirement Income Fund   54,578               0            (54,578)      (17,578,679)       (2,273,832)     (19,852,511)


At December 31, 2007, capital loss carryovers and their expiration dates were as follows:

                    Retirement
                    Income Fund
                  --------------
December 31, 2008   $1,368,651
December 31, 2009    2,466,325
December 31, 2010    4,730,077
December 31, 2011            0
December 31, 2012            0
December 31, 2013            0
December 31, 2014    4,753,678
December 31, 2015    4,259,948
                  --------------
Total              $17,578,679


Note 7. AUTHORIZED SHARES
The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's three portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.

Note 8. OTHER MATTERS
In September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Funds' financial statements.

            REPORT OF INDEPENDNET REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Advance Capital I, Inc:

In our opinion, the accompanying statements of assets and liabilities, ncluding the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Balanced Fund, and Retirement Income Fund (three funds constituting Advance Capital I, Inc., hereafter referred to as the "Funds") at December
31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

February 21, 2008

                       ADDITIONAL INFORMATION (UNAUDITED)


MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:



                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
-------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS***
-------------------------------------------------------------------------------------------------------------------------
Robert J. Cappelli         President,       2004      President and Treasurer, Advance      3             None
One Towne Square           Treasurer and              Capital I, Inc.; Vice President &
Suite 444                  Director                   Treasurer, Advance Capital Services,
Southfield, MI 48076                                  Inc.
Age 56

-------------------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Joseph A. Ahern            Director         1995       Attorney; President and              3             None
One Towne Square                                       Shareholder; Stark, Reagan, P.C.
Suite 444
Southfield, MI 48076
Age 49
-------------------------------------------------------------------------------------------------------------------------
Dennis D. Johnson          Director          2000      Retired; former Chief Operating      3            None
One Towne Square                                       Officer, Belgacom (Ameritech
Suite 444                                              International); Management
Southfield, MI 48076                                   Consultant; Vice President - Human
Age 68                                                 Resources, Ameritech Network
                                                       Services
------------------------------------------------------------------------------------------------------------------------



                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
-------------------------------------------------------------------------------------------------------------------------
Janice E. Loichle          Director         2001      Retired; former Vice President,           3          None
One Towne Square                                      Chief Integration Officer and Chief
Suite 444                                             of Local Exchange Operations, XO
Southfield, MI 48076                                  Communications, Inc. (formerly
Age 59                                                NEXTLINK Communications);
                                                      President, NEXTLINK Solutions
                                                      (Telecommunications)
-------------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli            Director         2000      Chief Executive Officer, Noble            3          Noble
One Towne Square                                      International, Ltd. (since March                     International,
Suite 444                                             2006); Vice President-Corporate                      Ltd.
Southfield, MI 48076                                  Development, Lear Corporation
Age 50                                                (Automotive Suppliers) (from prior
                                                       to 2000 until March 2006)
-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz      Vice President   2003      Vice President, Advance Capital           3          None
One Towne Square                                      I, Inc.; President, Advance Capital
Suite 444                                             Management, Inc.; Senior Portfolio
Southfield, MI 48076                                  Manager, Advance Capital
Age 39                                                Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad        Vice President,  1996      Vice President, CCO and Secretary,        4         None
One Towne Square           Chief Compliance           Advance Capital I, Inc. and Advance
Suite 444                  Officer and                Capital Group, Inc.; Marketing
Southfield, MI 48076       Secretary                  Director, Advance Capital Services,
Age 55                                                Inc.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
-------------------------------------------------------------------------------------------------------------------------
Julie A. Katynski          Vice President   2003      Vice President & Assistant                3         None
One Towne Square           and Assistant              Secretary, Advance Capital I, Inc.;
Suite 444                  Secretary                  Vice President-Finance, Advance
Southfield, MI 48076                                  Captial Group, Inc., Controller,
Age 42                                                Advance Capital Group, Inc.
-------------------------------------------------------------------------------------------------------------------------


* There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

*** Officers of the Funds are "interested persons" as defined in the Investment
    Company Act of 1940.

EXPENSE EXAMPLES:
As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACUTAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.


                            Beginning       Ending        Expense Paid       Expense Ratio
                          Account Value  Account Value   During Period*      During Period
                              7/1/07       12/31/07     7/1/07 - 12/31/07   7/1/07 - 12/31/07
------------------------------------------------------------------------------------------------
Equity Growth Fund
  Retail shares           $ 1,000.00     $ 1,017.59     $     5.14                 1.01%
  Institutional shares      1,000.00       1,018.31     $     3.87                 0.76%
------------------------------------------------------------------------------------------------
Balanced Fund
  Retail shares           $ 1,000.00     $   999.76     $     4.89                 0.97%
  Institutional shares      1,000.00       1,001.02     $     3.73                 0.74%
------------------------------------------------------------------------------------------------
Retirement Income Fund
  Retail shares           $ 1,000.00     $ 1,022.22     $     3.98                 0.78%
  Institutional shares      1,000.00       1,023.35           2.86                 0.56%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



                            Beginning       Ending        Expense Paid       Expense Ratio
                          Account Value  Account Value   During Period*      During Period
                              7/1/07       12/31/07     7/1/07 - 12/31/07   7/1/07 - 12/31/07
------------------------------------------------------------------------------------------------
Equity Growth Fund
  Retail shares           $ 1,000.00     $ 1,020.11     $     5.14                 1.01%
  Institutional shares      1,000.00       1,021.37     $     3.87                 0.76%
------------------------------------------------------------------------------------------------
Balanced Fund
  Retail shares           $ 1,000.00     $ 1,020.32     $     4.94                 0.97%
  Institutional shares      1,000.00       1,021.48     $     3.77                 0.74%
------------------------------------------------------------------------------------------------
Retirement Income Fund
  Retail shares           $ 1,000.00     $ 1,020.11     $     3.97                 0.78%
  Institutional shares      1,000.00       1,021.37           2.85                 0.56%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROXY VOTING
The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 345-4783, and
(ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room). This information is also available without charge, upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS
The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company's investment advisory agreement and any sub-advisory agreement (collectively, the "Agreements"). The Directors must determine that the terms of the Agreements are fair and reasonable and that renewal of the Agreements will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds ("the Funds") and their shareholders.

FACTORS CONSIDERED
The Board specifically considered the renewal of these Agreements at its meeting on August 3, 2007. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreements including, among other things,
(i) the nature, extent and quality of services furnished by the Advisors to the Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds' investment policies and restrictions, (vii) the Funds' Code of Ethics as well as the structure and responsibilities of the Advisor's compliance department, and (viii) the disclosures included in the Company's reports to shareholders.

DELIBERATIVE PROCESS
To assist the Directors in their evaluation of the quality of the Advisor's services and the reasonableness of the Advisor's fees under the Agreements, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor's investment services under the Agreements. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of forty-five funds determined to be similar to each of the funds (called the "peer group"). The Advisor's report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisors that described, among other things, the Advisor's financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisors throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreements. The decision to approve the Agreements was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.


NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED;
  ABILITY TO PROVIDE SERVICES
The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisors under these Agreements. The Directors reviewed the background, education and experience of the Advisor's key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisors' portfolio management personnel. Accordingly, the Directors were satisfied that the Advisors' investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor's policies and systems designed to achieve compliance with each Funds' investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisors possess the ability to continue to provide these services to the Funds.

INVESTMENT PERFORMANCE
The Directors reviewed each Funds total return, yield and performance against a peer group as well as an appropriate index. The Directors noted favorably that for the five years ended June 30, 2007, both the Balanced Fund and Retirement Income Fund's total return ranked in the first quintile as compared to their peer groups. The Equity Growth Fund's performance based upon total return ranked in the second quintile compared to its peer group. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Funds' shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) Based on these factors, the Directors concluded that the overall performance of the Funds supported the renewal of the Agreements.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISERS
The Directors considered each of the Funds' expense ratio against those of a peer group of funds. The Equity Growth Fund and Retirement Income Fund's expense ratios for the twelve months ended December 31, 2006 were all in the first quintile as compared to their applicable peer group for the comparable period. The Balanced Fund's expense ratio for the same period ranked in the second quintile against its applicable peer group for the comparable period. The Directors concluded that each of the Funds' overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under these Agreements were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor's profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor's methodology for allocating certain of its costs to the management of each fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor's profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.

ECONOMIES OF SCALE
The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

APPROVAL
The Directors, in light of the Advisor's overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreements with the Funds are fair and reasonable and unanimously voted to approve the continuation of the Agreements for another year.

[BLANK PAGE]

ADVANCE CAPITAL I, INC.                    [LOGO]              ANNUAL REPORT
                                                           DECEMBER 31, 2007

Investment Advisor:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076


Sub-Advisor:
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202


Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037


Administrator and Transfer Agent:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037


Custodian:                                              AN INVESTMENT COMPANY
Fifth Third Bank                                             WITH THREE FUNDS
38 Fountain Square Plaza
Cincinnati, Ohio 45263                                     EQUITY GROWTH FUND
                                                                BALANCED FUND
                                                       RETIREMENT INCOME FUND
Independent Registered Public
Accounting Firm:
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215


Officers:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary


Board of Directors:
Joseph A. Ahern
Robert J. Cappelli
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers ("PwC"), the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $51,946 for year ended December 31, 2007 and $51,054 for year ended
   December 31, 2006.

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2007 and $0 for year ended December 31, 2006.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning were $10,300 in the year ended December 31, 2007 and $9,800 in the year ended December 31, 2006. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2007 and $0 for year ended December 31, 2006.

e) (1) Audit Committee Pre-Approval Policies and Procedures


ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor"). It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service
Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.


B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement"). The approval of the

   Engagement shall not be delegated to a Designated Member
   (see Section D below).  In approving the Engagement, the Audit
   Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2. The Audit Committee shall report to the Board of Directors
   (the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

  a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

  b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1. The Audit Committee may amend these procedures from time to time.

2. These procedures shall be reviewed annually by the Audit Committee.

F. RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.



(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on PwC's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PwC's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

h) Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

ITEM 6.  SCHEDULE OF INVESTMENTS.

  Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures
      (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
      (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)    Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 5, 2008

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
        Act of 2002.